                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-10321

                        RIVERSOURCE MANAGERS SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: May 31

Date of reporting period: May 31, 2010

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
PARTNERS FUNDAMENTAL VALUE FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
MAY 31, 2010
(Prospectus also enclosed)

RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL GROWTH.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    5

The Fund's Long-term Performance...   10

Fund Expenses Example..............   12

Portfolio of Investments...........   14

Statement of Assets and
  Liabilities......................   23

Statement of Operations............   24

Statements of Changes in Net
  Assets...........................   25

Financial Highlights...............   27

Notes to Financial Statements......   32

Report of Independent Registered
  Public Accounting Firm...........   46

Federal Income Tax Information.....   48

Board Members and Officers.........   49

Approval of Investment Management
  Services Agreement...............   55

Proxy Voting.......................   58




--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Fundamental Value Fund (the Fund) Class A shares rose
  18.68% (excluding sales charge) for the 12 months ended May 31, 2010.

> The Fund underperformed its benchmark, the Standard & Poor's 500 Index (S&P
  500 Index), which increased 20.99% during the same 12-month period.

> The Fund outperformed its peer group, as represented by the Lipper Large-Cap
  Core Funds Index, which gained 18.36% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2010)
--------------------------------------------------------------------------------


                                                                SINCE
                                                              INCEPTION
                                    1 YEAR  3 YEARS  5 YEARS   6/18/01
-----------------------------------------------------------------------
RiverSource Partners Fundamental
  Value Fund
  Class A (excluding sales
  charge)                          +18.68%   -9.43%   -0.02%    +1.56%
-----------------------------------------------------------------------
S&P 500 Index (unmanaged)          +20.99%   -8.69%   +0.31%    +0.76%
-----------------------------------------------------------------------
Lipper Large-Cap Core Funds Index  +18.36%   -8.30%   +0.35%    +0.23%
-----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 800.221.2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2010
                                                               SINCE
Without sales charge               1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/18/01)       +18.68%   -9.43%   -0.02%    +1.56%
----------------------------------------------------------------------
Class B (inception 6/18/01)       +17.67%  -10.16%   -0.78%    +0.78%
----------------------------------------------------------------------
Class C (inception 6/18/01)       +17.78%  -10.12%   -0.74%    +0.85%
----------------------------------------------------------------------
Class I (inception 3/4/04)        +19.21%   -9.07%   +0.37%    +1.28%
----------------------------------------------------------------------
Class R4 (inception 6/18/01)      +18.84%   -9.16%   +0.25%    +1.77%
----------------------------------------------------------------------

With sales charge
Class A (inception 6/18/01)       +11.87%  -11.20%   -1.19%    +0.89%
----------------------------------------------------------------------
Class B (inception 6/18/01)       +12.67%  -10.93%   -1.11%    +0.78%
----------------------------------------------------------------------
Class C (inception 6/18/01)       +16.78%  -10.12%   -0.74%    +0.85%
----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I and Class R4 shares. Class I and Class R4 shares are available to qualifying institutional investors only.

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------

LARGE BLEND INVESTMENT STRATEGY

      Equity Style
Value    Blend   Growth
           X              Large
                          Medium   Size
                          Small



The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.






(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Davis Selected Advisers, L.P., an independent money management firm, manages RiverSource Partners Fundamental Value Fund's portfolio.

At May 31, 2010, approximately 32% of the Fund's shares were owned in aggregate by affiliated funds of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager) (formerly known as RiverSource Investments, LLC). As a result of asset allocation decisions by the Investment Manager, it is possible RiverSource Partners Fundamental Value Fund may experience relatively large purchases or redemptions from affiliated funds of funds (see page 40, Class I capital share transactions, for related activity during the most recent fiscal period). The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. RiverSource Partners Fundamental Value Fund may experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds of funds. For more information on the Fund's expenses, see the discussion beginning on pages 12 and 36.

Dear Shareholders,

RiverSource Partners Fundamental Value Fund (the Fund) Class A shares gained 18.68% (excluding sales charge) for the annual period ended May 31, 2010. The Fund underperformed its benchmark, the S&P 500 Index, which gained 20.99% for the period. The Fund outperformed its peer group, represented by the Lipper Large-Cap Core Funds Index, which increased 18.36% for the same period.

SECTOR BREAKDOWN(1) (at May 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                      7.8%
------------------------------------------------
Consumer Staples                           15.2%
------------------------------------------------
Energy                                     16.5%
------------------------------------------------
Financials                                 26.7%
------------------------------------------------
Health Care                                10.1%
------------------------------------------------
Industrials                                 7.1%
------------------------------------------------
Information Technology                      7.2%
------------------------------------------------
Materials                                   6.9%
------------------------------------------------
Telecommunication Services                  0.4%
------------------------------------------------
Other(2)                                    2.1%
------------------------------------------------





--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------



(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

SIGNIFICANT PERFORMANCE FACTORS
Industrial companies were the most important detractors from relative performance during the annual period. The Fund's industrial companies underperformed the corresponding sector within the S&P 500 Index and an underweight position in this strongly performing sector also detracted from the Fund's relative performance. IRON MOUNTAIN and DUN & BRADSTREET were among the most notable detractors from performance.

The Fund had more of its assets invested in financial companies than in any other sector. While the Fund's financial companies underperformed the corresponding sector within the S&P 500 Index, they still contributed positively to absolute performance. While AMERICAN EXPRESS, BERKSHIRE

TOP TEN HOLDINGS(1) (at May 31, 2010)
---------------------------------------------------------------------

Occidental Petroleum Corp.                  5.1%
------------------------------------------------
Wells Fargo & Co.                           4.9%
------------------------------------------------
Costco Wholesale Corp.                      4.7%
------------------------------------------------
American Express Co.                        4.2%
------------------------------------------------
EOG Resources, Inc.                         4.2%
------------------------------------------------
Berkshire Hathaway, Inc., Class B           4.0%
------------------------------------------------
CVS Caremark Corp.                          3.4%
------------------------------------------------
Devon Energy Corp.                          3.1%
------------------------------------------------
Merck & Co., Inc.                           2.7%
------------------------------------------------
The Progressive Corp.                       2.6%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


HATHAWAY and WELLS FARGO were among the most important contributors to performance, JULIUS BAER GROUP, MOODY'S, and BANK OF NEW YORK MELLON were among the largest detractors from performance.

The Fund held substantial investments in energy companies and the Fund's energy companies outperformed the corresponding sector within the S&P 500 Index. While EOG RESOURCES and OCCIDENTAL PETROLEUM were among the most important contributors to performance, TRANSOCEAN was among the most important detractors from performance.

We have identified a number of investment opportunities in foreign companies and, as such, the Fund ended the period with approximately 18% of its assets invested in foreign companies. As a group, the foreign companies owned by the Fund underperformed the S&P 500 Index over the period.

Individual companies among the most important contributors to performance included COSTCO (a consumer staples company), AGILENT TECHNOLOGIES (an information technology company), and HARLEY DAVIDSON (a consumer discretionary company). Individual companies among the most important detractors from performance included MONSANTO (a materials company), and two healthcare companies, PFIZER and BAXTER INTERNATIONAL (purchased in April).

CHANGES TO THE FUND'S PORTFOLIO
Our long-term focus usually results in low portfolio turnover. We do not overreact to past short-term performance from individual holdings on either the upside or the downside. We focus deliberately on the future, considering each company's long-term business fundamentals.

Over the past year there were three changes to the Fund's top ten holdings. At the close of the annual period, CANADIAN NATURAL RESOURCES remained a top 20 holding, while JPMORGAN CHASE and CONOCOPHILIPS were no longer among the Fund's top 20 holdings These three companies were replaced in the top ten holdings by CVS CAREMARK, MERCK, and PROGRESSIVE.

OUR FUTURE STRATEGY
We have built a portfolio which is quite different in composition from the Fund's benchmark, the S&P 500 Index. The Fund's investment strategy is

--------------------------------------------------------------------------------
            RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------

to perform extensive research to buy companies with durable earnings at prices below our estimates of their intrinsic value, and hold them generally for the long term. We are strong supporters of long-term buy-and-hold investing.

                             (LOGO - DAVIS ADVISORS)

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Fundamental Value Fund Class A shares (from 6/18/01 to 5/31/10) as compared to the performance of the Standard & Poor's 500 Index (S&P 500 Index) and the Lipper Large-Cap Core Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.


COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/18/01
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $11,187    $7,001    $9,418    $10,824
-------------------------------------------------------------------------------------------
     Average annual total return                    +11.87%   -11.20%    -1.19%     +0.89%
-------------------------------------------------------------------------------------------
S&P 500 INDEX(1)
     Cumulative value of $10,000                    $12,099    $7,612   $10,154    $10,698
-------------------------------------------------------------------------------------------
     Average annual total return                    +20.99%    -8.69%    +0.31%     +0.76%
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,836    $7,710   $10,179    $10,205
-------------------------------------------------------------------------------------------
     Average annual total return                    +18.36%    -8.30%    +0.35%     +0.23%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND LINE GRAPH)


                     RIVERSOURCE PARTNERS
                       FUNDAMENTAL VALUE
                          FUND CLASS                                 LIPPER LARGECAP
                          A (INCLUDES              S&P 500             CORE FUNDS
                         SALES CHARGE)             INDEX(1)              INDEX(2)
                     --------------------    ------------------    ------------------
6/18/01                    $ 9,425                 $10,000               $10,000
8/01                         8,931                   9,406                 9,365
11/01                        9,030                   9,487                 9,438
2/02                         8,698                   9,249                 9,237
5/02                         8,797                   8,948                 8,986
8/02                         7,789                   7,713                 7,808
11/02                        7,769                   7,921                 7,937
2/03                         7,239                   7,151                 7,224
5/03                         8,208                   8,227                 8,201
8/03                         8,485                   8,644                 8,574
11/03                        9,256                   9,115                 8,953
2/04                        10,236                   9,906                 9,628
5/04                         9,979                   9,735                 9,424
8/04                         9,959                   9,635                 9,260
11/04                       10,553                  10,288                 9,853
2/05                        11,052                  10,598                10,117
5/05                        10,833                  10,538                10,025
8/05                        11,191                  10,845                10,322
11/05                       11,728                  11,158                10,711
2/06                        11,927                  11,488                10,994
5/06                        12,067                  11,448                10,966
8/06                        12,326                  11,808                11,210
11/06                       13,243                  12,745                12,059
2/07                        13,389                  12,862                12,166
5/07                        14,573                  14,055                13,236
8/07                        13,950                  13,594                12,854
11/07                       14,220                  13,728                13,064
2/08                        13,068                  12,399                11,912
5/08                        13,772                  13,114                12,560
8/08                        12,340                  12,080                11,569
11/08                        8,500                   8,498                 8,031
2/09                         6,687                   7,027                 6,810
5/09                         9,121                   8,842                 8,622
8/09                        10,104                   9,874                 9,593
11/09                       10,915                  10,655                10,235
2/10                        11,072                  10,794                10,399
5/10                        10,824                  10,698                10,205




(1) The S&P 500 Index, an unmanaged index of common stocks, is frequently used as a general measure of market performance. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Large-Cap Core Funds Index includes the 30 largest large-cap core funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  11

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                 DEC. 1, 2009   MAY 31, 2010  THE PERIOD(a)  EXPENSE RATIO
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  991.70        $6.06(c)       1.24%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.44        $6.14(c)       1.24%
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  987.60        $9.80(c)       2.01%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.66        $9.93(c)       2.01%
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  989.40        $9.76(c)       2.00%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,014.71        $9.88(c)       2.00%
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  993.40        $3.86(c)        .79%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.65        $3.91(c)        .79%
------------------------------------------------------------------------------------------

Class R4
------------------------------------------------------------------------------------------
  Actual(b)                         $1,000       $  991.70        $5.32(c)       1.09%
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.18        $5.40(c)       1.09%
------------------------------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b) Based on the actual return for the six months ended May 31, 2010: -0.83% for Class A, -1.24% for Class B, -1.06% for Class C, -0.66% for Class I and -0.83% for Class R4.
(c) Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.17% for Class A, 1.94% for Class B, 1.93% for Class C, 0.74% for Class I and 1.04% for Class R4. Any amounts waived will not be reimbursed by the Fund. This change is effective Aug. 1, 2010. Had this change been in place for the entire six month period ended May 31, 2010, the actual expenses paid would have been $6.15 for Class A, $9.89 for Class B, $9.85 for Class C, $4.06 for Class I and $5.52 for Class R4; the hypothetical expenses paid would have been $6.24 for Class A, $10.03 for Class B, $9.98 for Class C, $4.11 for Class I and $5.59 for Class R4.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  13

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (96.1%)
ISSUER                                                 SHARES                VALUE(a)
AIR FREIGHT & LOGISTICS (0.2%)
United Parcel Service, Inc., Class B                    18,050             $1,132,818
-------------------------------------------------------------------------------------

AUTOMOBILES (1.4%)
Harley-Davidson, Inc.                                  245,290(f)           7,410,211
-------------------------------------------------------------------------------------

BEVERAGES (3.5%)
Diageo PLC, ADR                                        110,760(c,f)         6,787,373
Heineken Holding NV                                    166,590(c)           6,139,300
The Coca-Cola Co.                                      119,600              6,147,440
                                                                      ---------------
Total                                                                      19,074,113
-------------------------------------------------------------------------------------

CAPITAL MARKETS (4.7%)
GAM Holding Ltd.                                       251,800(b,c)         2,666,147
Julius Baer Group Ltd.                                 251,800(c)           7,287,716
The Bank of New York Mellon Corp.                      467,500(f)          12,716,001
The Goldman Sachs Group, Inc.                           21,070              3,039,558
                                                                      ---------------
Total                                                                      25,709,422
-------------------------------------------------------------------------------------

CHEMICALS (0.7%)
Monsanto Co.                                            39,100              1,989,017
Potash Corp of Saskatchewan, Inc.                       13,585(c)           1,347,496
Praxair, Inc.                                            5,900                457,840
                                                                      ---------------
Total                                                                       3,794,353
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (4.8%)
Wells Fargo & Co.                                      908,463             26,063,803
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (1.7%)
Iron Mountain, Inc.                                    382,356(f)           9,375,369
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.5%)
Hewlett-Packard Co.                                    178,120              8,195,301
-------------------------------------------------------------------------------------

CONSTRUCTION MATERIALS (1.8%)
Martin Marietta Materials, Inc.                         66,300(f)           6,181,149
Vulcan Materials Co.                                    66,410(f)           3,352,377
                                                                      ---------------
Total                                                                       9,533,526
-------------------------------------------------------------------------------------

CONSUMER FINANCE (4.1%)
American Express Co.                                   556,070             22,170,511
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (2.1%)
Sealed Air Corp.                                       554,162(f)          11,548,736
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (0.1%)
H&R Block, Inc.                                         40,100(f)             644,808
-------------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES (1.0%)
JPMorgan Chase & Co.                                    59,190              2,342,740
Moody's Corp.                                          162,130(f)           3,323,665
                                                                      ---------------
Total                                                                       5,666,405
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.4%)
ABB Ltd., ADR                                          131,390(b,c)         2,234,944
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Agilent Technologies, Inc.                             154,120(b)           4,987,323
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Transocean Ltd.                                         59,464(b,c)         3,375,771
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (7.9%)
Costco Wholesale Corp.                                 422,934(f)          24,635,905
CVS Caremark Corp.                                     513,101             17,768,688
                                                                      ---------------
Total                                                                      42,404,593
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.2%)
Mead Johnson Nutrition Co.                              44,940              2,216,441
Nestle SA                                               17,300(c)             780,679
The Hershey Co.                                         37,440(f)           1,752,192
Unilever NV                                             68,600(c)           1,873,466
                                                                      ---------------
Total                                                                       6,622,778
-------------------------------------------------------------------------------------


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE EQUIPMENT & SUPPLIES (1.6%)
Baxter International, Inc.                              48,900             $2,065,047
Becton Dickinson and Co.                                70,000(f)           4,991,000
CareFusion Corp.                                        58,456(b)           1,485,952
                                                                      ---------------
Total                                                                       8,541,999
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (1.9%)
Cardinal Health, Inc.                                   50,250              1,733,123
Express Scripts, Inc.                                   86,430(b)           8,694,858
                                                                      ---------------
Total                                                                      10,427,981
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (0.2%)
Hunter Douglas NV                                       24,007(c)           1,054,131
-------------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS (1.6%)
The Procter & Gamble Co.                               139,730              8,536,106
-------------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES (0.9%)
Tyco International Ltd.                                129,261(c)           4,677,956
-------------------------------------------------------------------------------------

INSURANCE (10.6%)
Berkshire Hathaway, Inc., Class B                      301,195(b)          21,249,307
Fairfax Financial Holdings Ltd.                          8,810(c)           3,333,246
Loews Corp.                                            412,900             13,423,379
Markel Corp.                                             1,590(b)             549,425
The Progressive Corp.                                  696,060             13,635,815
Transatlantic Holdings, Inc.                           113,107              5,319,422
                                                                      ---------------
Total                                                                      57,510,594
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (0.5%)
Amazon.com, Inc.                                         8,650(b)           1,085,229
Liberty Media Corp. -- Interactive, Class A            126,400(b,g)         1,639,408
                                                                      ---------------
Total                                                                       2,724,637
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.8%)
Google, Inc., Class A                                    9,322(b)           4,522,848
-------------------------------------------------------------------------------------

IT SERVICES (0.3%)
Visa, Inc., Class A                                     20,940(f)           1,517,312
-------------------------------------------------------------------------------------

MACHINERY (0.2%)
PACCAR, Inc.                                            28,860(f)           1,183,260
-------------------------------------------------------------------------------------

MARINE (1.0%)
China Shipping Development Co., Ltd., Series
 H                                                   1,432,000(c,f)         1,934,259
Kuehne & Nagel International AG                         36,158(c)           3,380,552
                                                                      ---------------
Total                                                                       5,314,811
-------------------------------------------------------------------------------------

MEDIA (2.3%)
Grupo Televisa SA, ADR                                 127,580(c)           2,371,712
Liberty Media Corp. -- Starz, Series A                  10,118(b,g)           529,374
News Corp., Class A                                    333,870              4,407,084
The Walt Disney Co.                                    155,200(f)           5,186,784
                                                                      ---------------
Total                                                                      12,494,954
-------------------------------------------------------------------------------------

METALS & MINING (0.9%)
BHP Billiton PLC                                        97,300(c)           2,658,796
Rio Tinto PLC                                           52,327(c)           2,400,027
                                                                      ---------------
Total                                                                       5,058,823
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (15.8%)
Canadian Natural Resources Ltd.                        176,960(c)          12,291,642
China Coal Energy Co., Series H                      3,365,100(c)           4,552,803
ConocoPhillips                                           6,656                345,180
Devon Energy Corp.                                     255,460             16,311,121
EOG Resources, Inc.                                    211,240             22,146,401
Occidental Petroleum Corp.                             328,210             27,080,606
OGX Petroleo e Gas Participacoes SA                    340,000(c)           3,014,603
                                                                      ---------------
Total                                                                      85,742,356
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.1%)
Sino-Forest Corp.                                       10,400(b,c,d)         178,274
Sino-Forest Corp., Class A                             332,910(b,c)         5,706,667
                                                                      ---------------
Total                                                                       5,884,941
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.1%)
Natura Cosmeticos SA                                    37,400(c)             776,565
-------------------------------------------------------------------------------------

PHARMACEUTICALS (6.5%)
Johnson & Johnson                                      202,700             11,817,410
Merck & Co., Inc.                                      425,268             14,327,279
Pfizer, Inc.                                           603,300              9,188,259
                                                                      ---------------
Total                                                                      35,332,948
-------------------------------------------------------------------------------------


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  15

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

PROFESSIONAL SERVICES (1.2%)
Dun & Bradstreet Corp.                                  89,600             $6,539,904
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.3%)
Brookfield Asset Management, Inc., Class A             126,900(c)           3,022,758
Hang Lung Group Ltd.                                   825,000(c)           3,901,500
                                                                      ---------------
Total                                                                       6,924,258
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (1.5%)
Texas Instruments, Inc.                                343,360(f)           8,384,851
-------------------------------------------------------------------------------------

SOFTWARE (2.0%)
Activision Blizzard, Inc.                              247,000              2,655,250
Microsoft Corp.                                        327,100              8,439,180
                                                                      ---------------
Total                                                                      11,094,430
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.3%)
Bed Bath & Beyond, Inc.                                187,560(b,f)         8,415,817
CarMax, Inc.                                           190,700(b,f)         4,143,911
                                                                      ---------------
Total                                                                      12,559,728
-------------------------------------------------------------------------------------

TOBACCO (0.9%)
Philip Morris International, Inc.                      105,030              4,633,924
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (1.4%)
China Merchants Holdings International Co.,
 Ltd.                                                1,973,562(c)           6,066,253
COSCO Pacific Ltd.                                     990,439(c,f)         1,203,890
LLX Logistica SA                                        77,100(b,c)           314,399
                                                                      ---------------
Total                                                                       7,584,542
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.4%)
America Movil SAB de CV, ADR, Series L                  42,500(c,f)         2,011,950
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $445,930,787)                                                     $520,980,594
-------------------------------------------------------------------------------------





BONDS (1.2%)
                                    COUPON           PRINCIPAL
ISSUER                               RATE              AMOUNT                VALUE(a)
AUTOMOTIVE (1.0%)
Harley-Davidson, Inc.
 Senior Unsecured
 02-01-14                           15.000%          $4,000,000            $5,265,256
-------------------------------------------------------------------------------------

PAPER (0.2%)
Sino-Forest Corp.
 Convertible
 08-01-13                            5.000            1,221,000(c,d)        1,334,895
-------------------------------------------------------------------------------------
TOTAL BONDS
(Cost: $5,221,000)                                                         $6,600,151
-------------------------------------------------------------------------------------





MONEY MARKET FUND (2.1%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.218%             11,296,916(e)        $11,296,916
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $11,296,916)                                                       $11,296,916
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (19.1%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (3.0%)
Antalis US Funding
 06-04-10                            0.430%          $ 4,999,582          $ 4,999,582
Elysian Funding LLC
 06-17-10                            0.500             4,997,847            4,997,847
Rhein-Main Securitisation
 06-21-10                            0.350             3,997,550            3,997,550
Scaldis Capital LLC
 06-17-10                            0.400             1,999,356            1,999,356
                                                                      ---------------
Total                                                                      15,994,335
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (11.2%)
Banque et Caisse d'Epargne de l'Etat
 06-21-10                            0.410             2,998,941            2,998,941
Banque Federative du Credit Mutuel
 07-30-10                            0.530             3,495,317            3,495,317
Barclays Bank
 08-31-10                            0.454             6,000,000            6,000,000


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY               VALUE(a)
CERTIFICATES OF DEPOSIT (CONT.)
BNP Paribas
 10-15-10                            0.407%           $5,000,000           $5,000,000
Clydesdale Bank
 06-21-10                            0.360             3,000,000            3,000,000
Credit Agricole
 10-12-10                            0.410             5,000,000            5,000,000
Credit Suisse
 06-28-10                            0.370             5,000,000            5,000,000
Dexia Credit Local
 06-04-10                            0.380             2,000,000            2,000,000
Landeskreditbank Baden-Wuerttemberg-Foerderbank
 06-24-10                            0.350             2,500,000            2,500,000
NyKredit Bank
 08-06-10                            0.460             5,000,000            5,000,000
Rabobank Group
 10-27-10                            0.404             4,000,000            4,000,000
Royal Bank of Scotland
 08-16-10                            0.540             4,000,000            4,000,000
Sumitomo Mitsui Banking
 06-21-10                            0.400             5,000,000            5,000,000
Unicredit BK
 07-12-10                            0.420             3,000,000            3,000,000
Westpack Banking
 11-03-10                            0.318             5,000,000            5,000,000
                                                                      ---------------
Total                                                                      60,994,258
-------------------------------------------------------------------------------------

COMMERCIAL PAPER (0.6%)
Toyota Motor Credit
 08-23-10                            0.531             2,995,716            2,995,716
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (4.3%)(h)
BNP Paribas Securities
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $16,309,418                         0.210            16,309,037           16,309,037
Morgan Stanley
 dated 04-15-10, matures 06-28-10,
 repurchase price
 $7,002,532                          0.420             7,000,000            7,000,000
                                                                      ---------------
Total                                                                      23,309,037
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $103,293,346)                                                     $103,293,346
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $565,742,049)(i)                                                  $642,171,007
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



ADR  -- American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2010, the value of foreign securities, excluding short-term securities, represented 18.21% of net assets.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2010, the value of these securities amounted to $1,513,169 or 0.28% of net assets.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2010.

(f) At May 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(g) Shareholders of tracking stocks have a financial interest only in a unit or division of the company. Unlike the common stock of the company itself, a tracking stock usually has limited or no voting rights. In the event of a company's liquidation, tracking stock shareholders typically do not have a legal claim on the company's assets.

(h) The table below represents securities received as collateral subject to repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BNP PARIBAS SECURITIES (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                 $11,860,307
Freddie Mac Gold Pool                             4,774,911
-----------------------------------------------------------
Total market value of collateral securities     $16,635,218
-----------------------------------------------------------


MORGAN STANLEY (0.420%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Abbot Laboratories                                 $266,550
Amsterdam Funding Corp                                3,703
Atlantic Asset Securities                            58,518
Australia & New Zealand Banking Group Ltd             8,234
Autobahn Funding Co LLC                             426,941
Brown-Forman Corp                                    28,471
BTM Capital Corp                                     20,587
Can Ast & Can Ltd                                   355,136
Colonial Pipeline Co                                  2,635
Concord Min Cptl Co                                  55,506
Crown Point Cap Co                                   28,813
DNB NOR Bank                                        197,625
Ebury Finance Ltd                                   259,174
Emerson Electric Co                                  69,450
Enterprise Funding Co                                   124
Fannie Mae Discount Notes                           822,788
Freddie Mac Discount Notes                          534,211
Gotham Funding Corp                                     272
Grampian Funding LLC                                175,835


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.420%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Grampian Funding Ltd/LLC                           $255,448
Halkin Finance LLC                                  184,239
Intesa Funding LLC                                  243,015
Legacy Capital Company                               24,697
Lexington Parker Cap Corp                            24,696
LMA LMA Americas                                    552,135
Manhattan Asset Funding                             269,286
Market St Funding Corp                                3,022
Metlife Short Term Funding LLC                      113,433
Nationwide Building Society                          45,005
Paradigm Funding LLC                                293,146
Romulus Funding Corp                                147,798
Scaldis & Scaldis                                   345,316
Sheffield Receivable                                152,185
Silver Tower U S Funding LLC                        124,041
Silver Tower US Fund                                689,952
Straight-A Funding LLC                                   16
Surrey Funding Corp                                 187,963
Thames Asset Global Securitization                  271,028
Victory Receivables Corporate                         2,404
White Point Funding Inc                              66,693
-----------------------------------------------------------
Total market value of collateral securities      $7,310,091
-----------------------------------------------------------


(i) At May 31, 2010, the cost of securities for federal income tax purposes was $567,455,876 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                        $111,121,276
     Unrealized depreciation                         (36,406,145)
     -----------------------------------------------------------
     Net unrealized appreciation                     $74,715,131
     -----------------------------------------------------------





--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------
prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2010:

                                                FAIR VALUE AT MAY 31, 2010
                             ----------------------------------------------------------------
                                  LEVEL 1           LEVEL 2
                               QUOTED PRICES         OTHER          LEVEL 3
                                 IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                                MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)               IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
---------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks
    Beverages                   $12,934,813        $6,139,300         $--         $19,074,113
    Capital Markets              15,755,558         9,953,864          --          25,709,422
    Food Products                 5,842,099           780,679          --           6,622,778
    Household Durables                   --         1,054,131          --           1,054,131
    Marine                               --         5,314,811          --           5,314,811
    Metals & Mining                      --         5,058,823          --           5,058,823
    Oil, Gas & Consumable
     Fuels                       81,189,553         4,552,803          --          85,742,356
    Real Estate
     Management &
     Development                  3,022,758         3,901,500          --           6,924,258
    Transportation
     Infrastructure                 314,399         7,270,143          --           7,584,542
    All Other Industries        357,895,360                --          --         357,895,360
---------------------------------------------------------------------------------------------
Total Equity Securities         476,954,540        44,026,054          --         520,980,594
---------------------------------------------------------------------------------------------
Bonds
  Corporate Debt
    Securities                           --         6,600,151          --           6,600,151
---------------------------------------------------------------------------------------------
Total Bonds                              --         6,600,151          --           6,600,151
---------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                      11,296,916                --          --          11,296,916
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                 --       103,293,346          --         103,293,346
---------------------------------------------------------------------------------------------
Total Other                      11,296,916       103,293,346          --         114,590,262
---------------------------------------------------------------------------------------------
Total                          $488,251,456      $153,919,551         $--        $642,171,007
---------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Money market fund that is a sweep investment for cash balances in the Fund at May 31, 2010.



--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.221.2450.


--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $451,151,787)             $ 527,580,745
  Affiliated money market fund (identified cost $11,296,916)          11,296,916
  Investments of cash collateral received for securities on loan
    (identified cost $103,293,346)                                   103,293,346
--------------------------------------------------------------------------------
Total investments in securities (identified cost $565,742,049)       642,171,007
Capital shares receivable                                                 61,037
Dividends and accrued interest receivable                              1,039,128
Receivable for investment securities sold                              3,023,331
--------------------------------------------------------------------------------
Total assets                                                         646,294,503
--------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                   497,359
Payable for investment securities purchased                              451,492
Payable upon return of securities loaned                             103,293,346
Accrued investment management services fees                               10,942
Accrued distribution fees                                                 77,536
Accrued transfer agency fees                                               2,721
Accrued administrative services fees                                         895
Accrued plan administration services fees                                     31
Other accrued expenses                                                    95,541
--------------------------------------------------------------------------------
Total liabilities                                                    104,429,863
--------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $ 541,864,640
--------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $   1,244,235
Additional paid-in capital                                           576,082,533
Undistributed net investment income                                    2,050,632
Accumulated net realized gain (loss)                                (113,938,179)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                          76,425,419
--------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $ 541,864,640
--------------------------------------------------------------------------------
*Value of securities on loan                                       $  99,498,095
--------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $307,057,850           70,426,307                       $4.36(1)
Class B          $ 51,870,545           12,425,795                       $4.17
Class C          $  8,227,996            1,965,058                       $4.19
Class I          $174,554,927           39,571,435                       $4.41
Class R4         $    153,322               34,916                       $4.39
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $4.63. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  23

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  7,788,453
Interest                                                           659,228
Income distributions from affiliated money market fund              21,165
Income from securities lending -- net                              212,889
  Less foreign taxes withheld                                     (123,082)
--------------------------------------------------------------------------
Total income                                                     8,558,653
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              4,305,601
Distribution fees
  Class A                                                          846,835
  Class B                                                          604,556
  Class C                                                           88,558
Transfer agency fees
  Class A                                                          911,258
  Class B                                                          174,386
  Class C                                                           24,500
  Class R4                                                              81
Administrative services fees                                       340,508
Plan administration services fees -- Class R4                          408
Compensation of board members                                       17,747
Custodian fees                                                      22,380
Printing and postage                                                73,510
Registration fees                                                   52,367
Professional fees                                                   33,255
Other                                                               34,693
--------------------------------------------------------------------------
Total expenses                                                   7,530,643
  Expenses waived/reimbursed by the Investment Manager and
     its affiliates                                             (1,009,415)
--------------------------------------------------------------------------
Total net expenses                                               6,521,228
--------------------------------------------------------------------------
Investment income (loss) -- net                                  2,037,425
--------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                        (13,123,067)
  Foreign currency transactions                                     20,051
--------------------------------------------------------------------------
Net realized gain (loss) on investments                        (13,103,016)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                        109,091,553
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies           95,988,537
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $ 98,025,962
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                     2010           2009
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                               $   2,037,425  $   5,984,438
Net realized gain (loss) on investments                         (13,103,016)  (100,220,960)
Net change in unrealized appreciation (depreciation) on
  investments and on translation of assets and liabilities
  in foreign currencies                                         109,091,553   (239,499,954)
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                     98,025,962   (333,736,476)
------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                      (3,423,376)    (1,041,638)
    Class B                                                        (106,269)            --
    Class C                                                         (32,221)            --
    Class I                                                      (2,341,059)      (858,042)
    Class R4                                                         (1,514)        (2,901)
  Net realized gain
    Class A                                                              --    (24,521,677)
    Class B                                                              --     (5,531,725)
    Class C                                                              --       (619,008)
    Class I                                                              --     (8,224,629)
    Class R4                                                             --        (24,624)
------------------------------------------------------------------------------------------
Total distributions                                              (5,904,439)   (40,824,244)

------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued) --------------------------------

YEAR ENDED MAY 31,                                                     2010           2009
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                              $  18,142,223  $  42,703,016
  Class B shares                                                  2,481,557      7,041,519
  Class C shares                                                  1,019,117      1,477,547
  Class I shares                                                 20,258,460     50,162,453
  Class R4 shares                                                        --          6,000
Reinvestment of distributions at net asset value
  Class A shares                                                  3,342,142     25,021,488
  Class B shares                                                    104,437      5,443,975
  Class C shares                                                     31,673        608,990
  Class I shares                                                  2,341,000      9,082,391
  Class R4 shares                                                     1,427         26,931
Conversions from Class B to Class A
  Class A shares                                                 12,004,642     16,562,175
  Class B shares                                                (12,004,642)   (16,562,175)
Payments for redemptions
  Class A shares                                               (102,061,936)  (164,483,712)
  Class B shares                                                (18,095,329)   (32,911,792)
  Class C shares                                                 (2,642,185)    (3,273,415)
  Class I shares                                                (19,609,604)    (6,819,708)
  Class R4 shares                                                   (38,141)      (344,647)
------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                  (94,725,159)   (66,258,964)
------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                          (2,603,636)  (440,819,684)
Net assets at beginning of year                                 544,468,276    985,287,960
------------------------------------------------------------------------------------------
Net assets at end of year                                     $ 541,864,640  $ 544,468,276
------------------------------------------------------------------------------------------
Undistributed net investment income                           $   2,050,632  $   5,895,213
------------------------------------------------------------------------------------------


Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                      YEAR ENDED MAY 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $3.71        $6.06       $7.02       $6.05       $5.45
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .01          .04         .04         .03         .02
Net gains (losses) (both realized and
 unrealized)                                          .68        (2.11)       (.42)       1.21         .60
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .69        (2.07)       (.38)       1.24         .62
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.01)       (.05)       (.02)       (.02)
Distributions from realized gains                      --         (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)        (.28)       (.58)       (.27)       (.02)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.36        $3.71       $6.06       $7.02       $6.05
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.68%      (33.78%)     (5.49%)     20.76%      11.38%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.37%        1.33%       1.27%       1.18%       1.26%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.17%        1.10%       1.20%       1.13%       1.26%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .32%         .97%        .55%        .67%        .46%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $307         $319        $648        $823        $741
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                9%          19%         14%         12%         20%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $3.55        $5.84       $6.79       $5.89       $5.32
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .01        (.01)       (.01)       (.02)
Net gains (losses) (both realized and
 unrealized)                                          .65        (2.03)       (.41)       1.16         .59
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .63        (2.02)       (.42)       1.15         .57
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.01)          --          --          --          --
Distributions from realized gains                      --         (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.01)        (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.17        $3.55       $5.84       $6.79       $5.89
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.67%      (34.26%)     (6.27%)     19.76%      10.71%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.13%        2.09%       2.02%       1.95%       2.03%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.94%        1.87%       1.96%       1.89%       2.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.46%)        .19%       (.23%)      (.11%)      (.30%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $52          $69        $162        $258        $281
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                9%          19%         14%         12%         20%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $3.57        $5.87       $6.82       $5.91       $5.34
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .01        (.01)       (.01)       (.01)
Net gains (losses) (both realized and
 unrealized)                                          .66        (2.04)       (.41)       1.17         .58
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .64        (2.03)       (.42)       1.16         .57
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.02)          --          --          --          --
Distributions from realized gains                      --         (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.02)        (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.19        $3.57       $5.87       $6.82       $5.91
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       17.78%      (34.24%)     (6.24%)     19.87%      10.67%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               2.13%        2.08%       2.02%       1.94%       2.03%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.93%        1.86%       1.96%       1.89%       2.03%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.44%)        .22%       (.21%)      (.09%)      (.31%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8           $8         $15         $20         $18
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                9%          19%         14%         12%         20%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS I                                            -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $3.75        $6.12       $7.09       $6.11       $5.49
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .03          .06         .06         .06         .04
Net gains (losses) (both realized and
 unrealized)                                          .69        (2.14)       (.42)       1.20         .62
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .72        (2.08)       (.36)       1.26         .66
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.06)        (.02)       (.08)       (.03)       (.04)
Distributions from realized gains                      --         (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.06)        (.29)       (.61)       (.28)       (.04)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.41        $3.75       $6.12       $7.09       $6.11
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       19.21%      (33.47%)     (5.20%)     21.04%      11.96%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                                .86%         .79%        .86%        .76%        .83%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                             .73%         .69%        .84%        .76%        .83%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .77%        1.42%        .91%       1.05%        .91%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $175         $148        $159         $91         $86
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                9%          19%         14%         12%         20%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.



--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS R4                                           -------------------------------------------------------
PER SHARE DATA                                      2010         2009        2008        2007        2006
Net asset value, beginning of period                $3.73        $6.11       $7.06       $6.08       $5.47
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .02          .05         .06         .05         .03
Net gains (losses) (both realized and
 unrealized)                                          .68        (2.13)       (.41)       1.21         .61
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .70        (2.08)       (.35)       1.26         .64
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                 (.04)        (.03)       (.07)       (.03)       (.03)
Distributions from realized gains                      --         (.27)       (.53)       (.25)         --
----------------------------------------------------------------------------------------------------------
Total distributions                                  (.04)        (.30)       (.60)       (.28)       (.03)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.39        $3.73       $6.11       $7.06       $6.08
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       18.84%      (33.64%)     (4.97%)     20.99%      11.65%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(a)
Gross expenses prior to expense
 waiver/reimbursement                               1.15%        1.11%       1.14%       1.03%       1.09%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(b)                            1.02%         .80%        .83%        .96%       1.09%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                         .47%        1.24%        .91%        .87%        .64%
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $1          $1          $1
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                9%          19%         14%         12%         20%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Expense ratios include the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(b) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  31

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners Fundamental Value Fund (the Fund) is a series of RiverSource Managers Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in equity securities of U.S. companies.

The Fund offers Class A, Class B, Class C, Class I and Class R4 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At May 31, 2010, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares and owned approximately 32% of the total outstanding Fund shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source

--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  33

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future

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34  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadviser. See Subadvisory agreement below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.73% to 0.60% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Large-Cap Core Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $135,795 for the year ended May 31, 2010. The management fee for the year ended May 31, 2010 was 0.75% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENT
The Investment Manager has a Subadvisory Agreement with Davis Selected Advisers, L.P. (Davis) to subadvise the assets of the Fund. The Investment Manager contracts with and compensates Davis to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.06% to 0.03% as the Fund's net assets increase. The fee for the year ended May 31, 2010 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited

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36  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

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administrative services to the Fund and the Board. For the year ended May 31,
2010, other expenses paid to this company were $2,115.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R4 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R4 shares for the provision of various administrative, recordkeeping, communication, and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,472,000 and $123,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $307,699 for Class A, $32,097 for Class B and $787 for Class C for the year ended May 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.17%
Class B..............................................  1.94
Class C..............................................  1.93
Class I..............................................  0.73
Class R4.............................................  1.02


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $233,790
Class B...........................................    41,726
Class C...........................................     6,112


The management fees waived/reimbursed at the Fund level were $727,787.

Under an agreement which is effective until July 31, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.15%
Class B..............................................  1.92
Class C..............................................  1.91
Class I..............................................  0.70
Class R4.............................................  1.00




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38  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Effective Aug 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.17%
Class B..............................................  1.94
Class C..............................................  1.93
Class I..............................................  0.74
Class R4.............................................  1.04


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $47,757,427 and $151,290,042, respectively, for the year ended May 31, 2010. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED MAY 31,                             2010        2009*
-------------------------------------------------------------------
CLASS A
Sold                                         4,248,637   10,475,953
Converted from Class B**                     3,046,903    3,142,728
Reinvested distributions                       749,359    7,380,975
Redeemed                                   (23,720,782) (41,911,283)
-------------------------------------------------------------------
Net increase (decrease)                    (15,675,883) (20,911,627)
-------------------------------------------------------------------

CLASS B
Sold                                           610,479    1,735,572
Reinvested distributions                        24,344    1,669,929
Converted to Class A**                      (3,184,295)  (3,260,271)
Redeemed                                    (4,411,176)  (8,484,427)
-------------------------------------------------------------------
Net increase (decrease)                     (6,960,648)  (8,339,197)

-------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED MAY 31,                             2010        2009*
-------------------------------------------------------------------
CLASS C
Sold                                           245,907      392,360
Reinvested distributions                         7,366      186,235
Redeemed                                      (638,790)    (862,256)
-------------------------------------------------------------------
Net increase (decrease)                       (385,517)    (283,661)
-------------------------------------------------------------------

CLASS I
Sold                                         4,553,397   12,762,930
Reinvested distributions                       519,069    2,655,670
Redeemed                                    (4,926,937)  (1,928,496)
-------------------------------------------------------------------
Net increase (decrease)                        145,529   13,490,104
-------------------------------------------------------------------

CLASS R4
Sold                                                --        1,817
Reinvested distributions                           317        7,898
Redeemed                                        (8,668)     (90,373)
-------------------------------------------------------------------
Net increase (decrease)                         (8,351)     (80,658)
-------------------------------------------------------------------


 * Certain line items from the prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

6. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2010, securities valued at $99,498,095 were on loan, secured by cash collateral of $103,293,346 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses

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40  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $212,889 earned from securities lending for the year ended May 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $84,648,308 and $82,081,431, respectively, for the year ended May 31, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount

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           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2010.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of passive foreign investment company (PFIC) holdings, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $22,433 and accumulated net realized loss has been increased by $22,433.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED MAY 31,                             2010       2009
-----------------------------------------------------------------
Ordinary income...........................  5,904,439   1,908,197
Long-term capital gain....................         --  38,916,047


At May 31, 2010, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income...................  $   3,644,107
Undistributed accumulated long-term gain........  $          --
Accumulated realized loss.......................  $(113,804,431)
Unrealized appreciation (depreciation)..........  $  74,698,196




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42  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

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--------------------------------------------------------------------------------

For federal income tax purposes, the Fund had a capital loss carry-over of $108,808,925 at May 31, 2010, that if not offset by capital gains will expire as follows:


    2017           2018
$26,053,833    $82,755,092


Because the measurement periods for a regulated investment company's income are different for excise tax purposes versus income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the Fund is permitted to treat net capital losses realized between Nov. 1, 2009 and its fiscal year end (post-October loss) as occurring on the first day of the following tax year. At May 31, 2010, the Fund had a post-October loss of $4,995,506 that is treated for income tax purposes as occurring on June 1, 2010.

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates

--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Fundamental Value Fund (the Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Fundamental Value Fund of the RiverSource Managers Series, Inc. at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2010


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  47

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

Fiscal year ended May 31, 2010


INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:
    Qualified Dividend Income for individuals....................       100%
    Dividends Received Deduction for corporations ...............       100%
    U.S. Government Obligations..................................      0.00%


The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.




--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 152 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      11/11/07              Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  49

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 11/7/08         former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/7/08         President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 49                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006;
                                                 former Chief Investment Officer and Managing Director,
                                                 Zurich Scudder Investments
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.221.2450; contacting your financial intermediary; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  51

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 44                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 54                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 50                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005

--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  53

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreement (the "Subadvisory Agreement") between Columbia Management and Davis Selected Advisers, L.P. (the "Subadviser"), the Subadviser performs portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreement (collectively, the "Advisory Agreements"). Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making these determinations. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's new expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the Advisory Agreements. At the April 6-8, 2010 in-person Board meeting, Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the Advisory Agreements.

Nature, Extent and Quality of Services Provided by Columbia Management and the
Subadviser: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and the

--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  55

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Subadviser, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management, its affiliates and the Subadviser, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management, its affiliates and the Subadviser, were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent

--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of the Subadviser and Columbia Management's processes for monitoring the Subadviser. The Board considered, in particular, management's rationale for recommending the continued retention of the Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the Fund:
The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). The Board took into account that the Fund's total expense ratio (after considering proposed expense caps/waivers) approximated the peer group's median expense ratio. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. The Board further observed that the subadvisory fees paid under the Subadvisory Agreement are borne by the investment manager and not the Fund. Based on its review, the Board concluded that the fees paid under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the Funds.


--------------------------------------------------------------------------------
           RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT  57

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of each of the Advisory Agreements for an additional annual period.

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.221.2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND -- 2010 ANNUAL REPORT

RIVERSOURCE PARTNERS FUNDAMENTAL VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by Columbia Management Investment Distributors,
                                Inc. (formerly known as RiverSource Fund Distributors,
                                Inc.), member FINRA, and managed by Columbia Management
                                Investment Advisers, LLC (formerly known as RiverSource
                                Investments, LLC).
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6236 N (7/10)

Annual Report
and Prospectus
                                                      (COLUMBIA MANAGEMENT LOGO)

RIVERSOURCE
PARTNERS SMALL CAP VALUE FUND

--------------------------------------------------------------------------------

ANNUAL REPORT FOR THE PERIOD ENDED
MAY 31, 2010
(Prospectus also enclosed)

RIVERSOURCE PARTNERS SMALL CAP VALUE FUND SEEKS TO PROVIDE SHAREHOLDERS WITH LONG-TERM CAPITAL APPRECIATION.

This annual report includes a prospectus that describes in detail the Fund's objective, investment strategy, risks, sales charges, fees and other matters of interest. Please read the prospectus carefully before you invest or send money.

 NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..................................    3

Manager Commentary.....................................    6

The Fund's Long-term Performance.......................   14

Fund Expenses Example..................................   16

Portfolio of Investments...............................   19

Statement of Assets and Liabilities....................   35

Statement of Operations................................   37

Statements of Changes in Net Assets....................   38

Financial Highlights...................................   39

Notes to Financial Statements..........................   47

Report of Independent Registered Public Accounting
  Firm.................................................   62

Federal Income Tax Information.........................   64

Board Members and Officers.............................   65

Approval of Investment Management Services Agreement...   71

Approval of Subadvisory Agreement between Turner
  Investment Partners, Inc. and Columbia Management
  Investment Advisers, LLC.............................   75

Proxy Voting...........................................   77




--------------------------------------------------------------------------------
2  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Partners Small Cap Value Fund (the Fund) Class A shares rose
  46.57% (excluding sales charge) for the 12-month period ended May 31, 2010.

> The Fund outperformed its benchmark, the Russell 2000(R) Value Index, which rose 36.60% during the 12-month period.

> The Fund also outperformed its peer group, as represented by the Lipper Small-
  Cap Value Funds Index, which gained 36.54% during the same period.

ANNUALIZED TOTAL RETURNS (for period ended May 31, 2010)
--------------------------------------------------------------------------------


                                                               SINCE
                                                             INCEPTION
                                   1 YEAR  3 YEARS  5 YEARS   6/18/01
----------------------------------------------------------------------
RiverSource Partners Small Cap
  Value Fund Class A (excluding
  sales charge)                   +46.57%   -4.10%   +4.44%    +7.44%
----------------------------------------------------------------------
Russell 2000 Value Index
  (unmanaged)                     +36.60%   -7.79%   +2.20%    +6.69%
----------------------------------------------------------------------
Lipper Small-Cap Value Funds
  Index                           +36.54%   -6.03%   +3.30%    +7.46%
----------------------------------------------------------------------



(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting riversource.com/funds or calling 800.221.2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT MAY 31, 2010
                                                                SINCE
Without sales charge                1 YEAR  3 YEARS  5 YEARS  INCEPTION
Class A (inception 6/18/01)        +46.57%   -4.10%   +4.44%    +7.44%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        +45.51%   -4.81%   +3.81%    +6.79%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        +45.83%   -4.80%   +3.77%    +6.80%
-----------------------------------------------------------------------
Class I (inception 3/4/04)         +47.40%   -3.63%   +4.86%    +5.29%
-----------------------------------------------------------------------
Class R2 (inception 12/11/06)      +46.27%   -4.43%     N/A     -1.15%
-----------------------------------------------------------------------
Class R3 (inception 12/11/06)      +46.90%   -4.00%     N/A     -0.72%
-----------------------------------------------------------------------
Class R4 (inception 6/18/01)       +47.21%   -3.75%   +4.68%    +7.64%
-----------------------------------------------------------------------
Class R5 (inception 12/11/06)      +47.37%   -3.68%     N/A     -0.39%
-----------------------------------------------------------------------

With sales charge
Class A (inception 6/18/01)        +38.15%   -5.97%   +3.21%    +6.73%
-----------------------------------------------------------------------
Class B (inception 6/18/01)        +40.51%   -5.61%   +3.56%    +6.79%
-----------------------------------------------------------------------
Class C (inception 6/18/01)        +44.83%   -4.80%   +3.77%    +6.80%
-----------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.


--------------------------------------------------------------------------------
4  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

MORNINGSTAR STYLE BOX(TM)
--------------------------------------------------------------------------------



      Equity Style
Value    Blend   Growth
                          Large
                          Medium   Size
   x                      Small



The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.

(C)2010 Morningstar, Inc. All rights reserved. The information contained herein is proprietary to Morningstar and/or its content providers, may not be copied or distributed and is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  5

MANAGER COMMENTARY -------------------------------------------------------------

RiverSource Partners Small Cap Value Fund is managed by four independent money management firms that each invest a portion of Fund assets in small company value stocks with the goal of providing long-term capital appreciation. As of May 31, 2010, Donald Smith & Co., Inc. (Donald Smith) managed approximately 27%; Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow Hanley) managed approximately 29%; Metropolitan West Capital Management, LLC (MetWest Capital) managed approximately 26%; and Turner Investment Partners, Inc. (Turner) managed approximately 18% of the Fund's assets.

Dear Shareholders,

RiverSource Partners Small Cap Value Fund (the Fund) Class A shares rose 46.57% (excluding sales charge) for the 12-month period ended May 31, 2010. The Fund outperformed its benchmark, the Russell 2000(R) Value Index (Russell Index), which rose 36.60% during the 12-month period. The Fund also outperformed its peer group, as represented by the

SECTOR BREAKDOWN(1) (at May 31, 2010)
---------------------------------------------------------------------

Consumer Discretionary                     19.3%
------------------------------------------------
Consumer Staples                            2.2%
------------------------------------------------
Energy                                      4.4%
------------------------------------------------
Financials                                 16.5%
------------------------------------------------
Health Care                                 4.6%
------------------------------------------------
Industrials                                17.5%
------------------------------------------------
Information Technology                     18.0%
------------------------------------------------
Materials                                   3.8%
------------------------------------------------
Telecommunication Services                  0.5%
------------------------------------------------
Utilities                                   4.4%
------------------------------------------------
Other(2)                                    8.8%
------------------------------------------------




(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeded 25% of portfolio assets.
    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan). The Fund's composition is subject to change.
(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
6  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Lipper Small-Cap Value Funds Index, which gained 36.54% during the same period.

SIGNIFICANT PERFORMANCE FACTORS
DONALD SMITH: The universe of low price/book value stocks from which we make our equity selections rebounded strongly over the past year (ended May 31, 2010). Holdings that benefited from the strengthening economy included DANA HOLDING CORP., DOMTAR, INTEGRATED SILICON SOLUTION, DILLARD'S, ROYAL CARIBBEAN CRUISES and LOUISIANA PACIFIC. Other stocks who had significant gains were 3COM, MICRON TECHNOLOGY, STILLWATER MINING, COOPER TIRE & RUBBER, MI DEVELOPMENTS and STONE ENERGY. The only stocks within our segment of the Fund's portfolio which had significant declines were AIR FRANCE and RRI ENERGY.

BARROW HANLEY: Outperformance in our segment of the Fund's portfolio for the period was mainly attributable to stocks within the consumer discretionary sector. Top contributors included VALASSIS COMMUNICATIONS, WHIRLPOOL, AMERICAN AXLE & MANUFACTURING, GENTEX CORP. and BRUNSWICK. Stock selections in the information technology and industrials

TOP TEN HOLDINGS(1) (at May 31, 2010)
---------------------------------------------------------------------

Dillard's, Inc., Class A                    2.5%
------------------------------------------------
Valassis Communications, Inc.               1.8%
------------------------------------------------
Whirlpool Corp.                             1.5%
------------------------------------------------
JetBlue Airways Corp.                       1.5%
------------------------------------------------
Plexus Corp.                                1.4%
------------------------------------------------
PolyOne Corp.                               1.3%
------------------------------------------------
Tesoro Corp.                                1.3%
------------------------------------------------
Semiconductor Manufacturing International
  Corp., ADR                                1.3%
------------------------------------------------
Gentex Corp.                                1.2%
------------------------------------------------
Synovus Financial Corp.                     1.2%
------------------------------------------------




(1) Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan and Cash & Cash Equivalents).

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


sectors also contributed to relative outperformance. Top contributors within information technology were VISHAY INTERTECHNOLOGY, LITTELFUSE, PLEXUS CORP., BROOKS AUTOMATION and MENTOR GRAPHICS. Industrials firm, OSHKOSH CORP. was the top contributor, overall. Also providing significant contribution to relative performance were REGAL-BELOIT CORP., INSITUFORM TECHNOLOGIES and TEREX CORP.

METWEST CAPITAL: During the annual period, stock selection in our portion of the Fund's portfolio was strongest in the information technology, financials and utilities sectors. Within information technology, VERIFONE HOLDINGS, INC. and ENTEGRIS INC. were top contributors to relative return. Within financials, ZIONS BANCORPORATION and INTERNATIONAL BANCSHARES CORP. added significant value. In utilities, EL PASO ELECTRIC CO. was a top contributor.

Overall, higher-quality businesses such as the ones we hold in the consumer discretionary sector lagged, while companies with a higher risk of bankruptcy led the charge during the period. Within the sector of consumer discretionary, PAPA JOHN'S INTERNATIONAL detracted the most from return. Within industrials, PIKE ELECTRIC CORP., a provider of energy-related products and services to utilities and municipalities, detracted from Fund performance during the period.

TURNER: (Please note that, effective February 19, 2010, Turner replaced Federated MDTA LLC as a subadviser for the Fund.)

Our portion of the Fund's portfolio underperformed the Russell Index for the period. This relative underperformance can be attributed to two factors: the large financial sector weighting within the Russell Index and the rally among the smallest stocks based on market capitalization. The predominant theme within the financial sector during the final quarter of the fiscal year was a shift in risk-taking in the market as investors favored financial companies with higher debt/capital ratios and higher operating leverage. Our quantitative model, generally speaking, favored companies with the opposite profile -- lower debt/capital ratios and lower leverage. This theme, combined with the approximate 35% weighting of the financial sector in the benchmark, proved to be advantageous for our portion of the Fund's portfolio during the annual period, although our portion of the Fund underperformed within financials, relative to the benchmark. Also,

--------------------------------------------------------------------------------
8  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


generally speaking, smaller cap stocks outperformed their larger cap counterparts. The best performing segment of the Russell Index were those stocks that had a market capitalization of less than $365 million, an area in which our portion of the Fund was underweight relative to the benchmark.

CHANGES TO THE FUND'S PORTFOLIO
DONALD SMITH: Three companies were acquired in our portion of the Fund's portfolio during the period: LODGIAN, 3COM AND IPC HOLDINGS. Additionally, after substantial price appreciation, we eliminated three companies from our segment of the Fund's portfolio: DOMTAR, INTEGRATED SILICON SOLUTION and ROYAL CARIBBEAN CRUISES. Positions in CELESTICA, COOPER TIRE & RUBBER and DANA HOLDINGS were scaled back, also after experiencing large price increases.

A number of new names were added to the portfolio, including: AIRTRAN HOLDINGS, DYNEGY, ENERGY PARTNERS, JETBLUE AIRWAYS, MONTPELIER RE HOLDINGS, RRI ENERGY, SUPERIOR INDUSTRIES, TECUMSEH and VALIDUS (acquired IPC Holdings). On average, these stocks were purchased at discounts to tangible book value. Two of these companies are airlines that we believe should benefit from reduced industry capacity, stronger pricing and lower fuel costs. RRI Energy and Dynegy are in the depressed independent power producer industry that has seen stock prices drop to less than 50% of tangible book value. We have also been adding to the reinsurance sector.

BARROW HANLEY: Given our methodology, portfolio change significantly depends on our finding companies with what we view as the potential for high fundamental improvement. Alterations to the portfolio are thus evolutionary in nature.

New to the portfolio were AVOCENT, COGNEX CORP., FARO TECHNOLOGIES INC., GIBRALTAR INDUSTRIES INC., HEALTHSOUTH CORP., MOBILE MINI INC., NBTY INC., PARK ELECTROCHEMICAL CO., SYNOVUS FINANCIAL, UNITED COMMUNITY BANKS and WILEY JOHN & SONS.

During the annual period ended May 31, 2010, the following stocks were eliminated: AVOCENT (acquired by Emerson Electric Company), CKE RESTAURANTS INC., ENCORE ACQUISITION CO., FLOWSERVE CORP., HARSCO CORP., KAYDON CORP., LEAR CORP., LEGG MASON, INC., MARINEMAX INC. and STEWART INFORMATION SERVICES.


--------------------------------------------------------------------------------
              RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

METWEST CAPITAL: Adhering to our rigorous sell discipline, we divested several Fund positions during the period as the stocks approached our estimate of their intrinsic value. These sales included ambulance and emergency room operator EMERGENCY MEDICAL SERVICES CORP., natural gas supplier QUICKSILVER RESOURCES, INC., electronics manufacturing servicer PLEXUS CORP., and regional bank INTERNATIONAL BANCSHARES CORP. We eliminated SYNOVUS FINANCIAL from our portion of the Fund's portfolio due to deterioration in fundamentals -- specifically the severity of the credit market's deterioration and the bank's concentration in construction and development.

Over the 12 months ended May 31, 2010, we identified a number of high-quality investments that were trading below our estimate of their intrinsic value and that we believed possessed catalysts to narrow the valuation over our investment horizon. Some of the investments we added to our portion of the Fund's portfolio included railroad equipment and technology provider WABTEC CORP., restructuring and litigation consultant FTI CONSULTING, INC., office supply retailer OFFICEMAX, INC. and ASSOCIATED BANC-CORP, a Midwestern regional bank.

TURNER: While our portion of the Fund's portfolio maintains a weighting that is sector-neutral to the Russell Index, we have made slight modifications to the industry weights within our portion of the Fund's portfolio throughout the period. We increased our exposure to regional banks and real estate investment trusts within the financials sector, to apparel/footwear in the consumer discretionary sector and to semiconductors within technology. We reduced our weighting to oilfield services/equipment and coal within the energy sector, investment bankers/brokers within financials and medical specialties within the health care sector.

OUR FUTURE STRATEGY
DONALD SMITH: We believe our portion of the Fund's portfolio remains attractively valued with respect to the key valuation metrics we monitor such as price-to-book value, price-to-revenues and price-to-earnings on normalized earnings. Its price/tangible book value of 79%, for example, is about one-third that of the Russell Index and one-fifth that of the S&P 500 Index. Large industry weightings include insurance, technology, utilities and airlines.


--------------------------------------------------------------------------------
10  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BARROW HANLEY: Regardless of the economic or stock market outlook, we manage our portion of the Fund's portfolio the same way -- stock by stock, seeking the highest returns and lowest coincident risk with no preconceived sector or industry preferences. We believe these company-specific opportunities usually come our way because we are willing to look through temporary difficulties and instead toward the long-term value of a business.

If we do our jobs correctly, our portion of the Fund's portfolio should always be composed of stocks, at any stage of their holding period, which are selling at significant discounts to what we believe is their fundamental long-term value. We do not seek to trade stocks -- our typical holding period approximates four years. We seek to minimize the role of commodity prices in the portfolio, believing that, over time, they are largely unpredictable and that high or low prices carry within them the seeds of the inevitable -- a difficult forecast in terms of timing reversal.

Our current positions are heavily weighted by what we view to be potential beneficiaries of the expanding economy. We believe we will see continued economic improvement and, for the individual companies, further progress toward the attainment of improved fundamentals and of market values which reflect their prospects. On the margin, however, new selections will generally be even more influenced by company-specific factors and progressively less by the general level of economic activity.

METWEST CAPITAL: We continue to adhere to the same bottom-up, fundamentally-based investment process that has served us well since we began managing a portion of the Fund's portfolio in April 2006. To minimize risk, we invest in high-quality companies and broadly diversify the portion of the Fund we manage by sector, industry, position and exposures to such factors as economic cyclicality and interest rate sensitivity.

As of May 31, 2010, our portion of the Fund's portfolio is most notably underweight in financials and overweight in information technology and health care relative to the Russell Index. As always, sector weights are the direct result of our bottom-up stock selection process and are not the result of a top-down, sector rotation strategy. We are confident that maintaining a long-term perspective and focusing on high-quality

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  11

MANAGER COMMENTARY (continued) -------------------------------------------------


companies will enable us to continue adding value for Fund shareholders as we have consistently done since we began managing a portion of the portfolio in April 2006.

TURNER: We believe that consistent outperformance relative to the Russell Index may be best achieved by identifying the characteristics that drive future price outperformance, and by investing in the companies that exhibit these predictive characteristics. Using our sophisticated quantitative model, we continue to emphasize attractive valuations, balance sheet strength, growth characteristics and positive profitability measures.

As of May 31, 2010, we believe the characteristics of our portion of the Fund's portfolio show favorable valuation and growth measures when compared with the Russell Index.



       (LOGO - BARROWHANLEY)            (LOGO - DSCO - DONALD SMITH & CO.,
                                                      INC.)

 (LOGO - METROPOLITAN WEST CAPITAL     (LOGO - TURNER INVESTMENT PARTNERS)
          MANAGEMENT, LLC)



Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Columbia Management Investment Advisers, LLC* (the Investment Manager) or any subadviser to the Fund or any other person in the Investment Manager or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and the Investment Manager disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

* Effective May 1, 2010, RiverSource Investments, LLC became known as Columbia Management Investment Advisers, LLC.


--------------------------------------------------------------------------------
12  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

                        THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE -----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Partners Small Cap Value Fund Class A shares (from 6/18/01 to 5/31/10) as compared to the performance of the Russell 2000(R) Value Index and the Lipper Small-Cap Value Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at May 31, 2010
                                                                                    SINCE
                                                                                  INCEPTION
                                                     1 YEAR   3 YEARS   5 YEARS    6/18/01
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $13,815    $8,314   $11,711    $17,909
-------------------------------------------------------------------------------------------
     Average annual total return                    +38.15%    -5.97%    +3.21%     +6.73%
-------------------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX(1)
     Cumulative value of $10,000                    $13,660    $7,841   $11,150    $17,852
-------------------------------------------------------------------------------------------
     Average annual total return                    +36.60%    -7.79%    +2.20%     +6.69%
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP VALUE FUNDS INDEX(2)
     Cumulative value of $10,000                    $13,654    $8,298   $11,761    $19,048
-------------------------------------------------------------------------------------------
     Average annual total return                    +36.54%    -6.03%    +3.30%     +7.46%
-------------------------------------------------------------------------------------------



Results for other share classes can be found on page 4.


--------------------------------------------------------------------------------
14  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE PARTNERS SMALL CAP VALUE FUND LINE GRAPH)

                     RIVERSOURCE PARTNERS
                           SMALL CAP
                          VALUE FUND
                            CLASS A                             LIPPER SMALL-CAP
                        (INCLUDES SALES       RUSSELL 2000        VALUE FUNDS
                            CHARGE)          VALUE INDEX(1)          INDEX(2)
                     --------------------    --------------    ------------------
6/18/01                  $  9,425             $  10,000             $ 10,000
8/01                        9,580                10,091               10,090
11/01                       9,791                 9,873                9,850
2/02                       10,428                10,682               10,555
5/02                       11,160                11,492               11,305
8/02                        9,039                 9,526                9,577
11/02                       9,252                 9,696                9,637
2/03                        8,337                 8,716                8,754
5/03                        9,772                10,631               10,484
8/03                       10,993                11,782               11,888
11/03                      12,176                13,080               13,174
2/04                       13,087                14,294               14,445
5/04                       12,834                13,908               14,124
8/04                       12,834                14,079               14,137
11/04                      14,599                16,182               16,122
2/05                       14,870                16,244               16,571
5/05                       14,414                16,008               16,195
8/05                       15,372                17,262               17,509
11/05                      15,591                17,483               17,773
2/06                       16,752                18,782               19,054
5/06                       16,955                18,926               19,235
8/06                       16,751                19,458               19,110
11/06                      18,276                21,237               20,727
2/07                       18,787                21,474               21,252
5/07                       20,304                22,765               22,954
8/07                       18,539                20,750               21,276
11/07                      17,518                19,493               20,080
2/08                       16,048                17,799               18,528
5/08                       17,252                19,276               20,071
8/08                       16,377                19,191               19,323
11/08                      10,724                12,943               12,633
2/09                        9,082                10,141               10,532
5/09                       12,219                13,069               13,950
8/09                       14,844                15,223               16,139
11/09                      15,465                15,400               16,637
2/10                       17,216                16,826               18,108
5/10                       17,909                17,852               19,048




(1) The Russell 2000(R) Value Index, an unmanaged index, measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Value Funds Index includes the 30 largest small-cap value funds tracked by Lipper Inc. The index's returns include net reinvested dividends. The Fund's performance is currently measured against this index for purposes of determining the performance incentive adjustment.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments; and (ii) ongoing costs, which may include management fees; distribution and service (Rule 12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended May 31, 2010.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Direct expenses paid during the period" to estimate the expenses you paid on your account during this period. You can also estimate the direct and indirect expenses you paid over the period by using the number in the first line under the heading "Direct and indirect expenses paid during the period."

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class and an assumed rate of return of 5% per year before expenses, which is not the actual return for the class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                               DIRECT AND
                                                                  DIRECT        INDIRECT
                                  BEGINNING        ENDING        EXPENSES       EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING    PAID DURING
                                 DEC. 1, 2009   MAY 31, 2010  THE PERIOD(a)  THE PERIOD(b)
------------------------------------------------------------------------------------------
Class A
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,158.00        $ 8.10(d)      $ 8.20(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.02        $ 7.57(d)      $ 7.67(d)
------------------------------------------------------------------------------------------

Class B
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,152.30        $12.19(d)      $12.30(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.19        $11.40(d)      $11.50(d)
------------------------------------------------------------------------------------------

Class C
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,151.90        $12.08(d)      $12.19(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,013.29        $11.31(d)      $11.40(d)
------------------------------------------------------------------------------------------

Class I
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,159.10        $ 5.72(d)      $ 5.82(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,019.22        $ 5.35(d)      $ 5.45(d)
------------------------------------------------------------------------------------------

Class R2
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,155.70        $ 9.94(d)      $10.04(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,015.30        $ 9.29(d)      $ 9.39(d)
------------------------------------------------------------------------------------------

Class R3
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,158.10        $ 8.57(d)      $ 8.68(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.58        $ 8.01(d)      $ 8.11(d)
------------------------------------------------------------------------------------------
Class R4
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,159.40        $ 7.31(d)      $ 7.41(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,017.75        $ 6.83(d)      $ 6.93(d)
------------------------------------------------------------------------------------------

Class R5
------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $1,161.30        $ 5.99(d)      $ 6.09(d)
------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,018.98        $ 5.59(d)      $ 5.69(d)
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  17

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

ANNUALIZED EXPENSE RATIOS

                                    FUND'S     ACQUIRED FUND
                                  ANNUALIZED      FEES AND    NET FUND
                                EXPENSE RATIO     EXPENSES    EXPENSES
----------------------------------------------------------------------
Class A                             1.53%           .02%        1.55%
----------------------------------------------------------------------
Class B                             2.31%           .02%        2.33%
----------------------------------------------------------------------
Class C                             2.29%           .02%        2.31%
----------------------------------------------------------------------
Class I                             1.08%           .02%        1.10%
----------------------------------------------------------------------
Class R2                            1.88%           .02%        1.90%
----------------------------------------------------------------------
Class R3                            1.62%           .02%        1.64%
----------------------------------------------------------------------
Class R4                            1.38%           .02%        1.40%
----------------------------------------------------------------------
Class R5                            1.13%           .02%        1.15%
----------------------------------------------------------------------


(a) Expenses are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(b) Expenses are equal to the annualized expense ratio for each class as indicated above, plus the acquired fund fees and expenses, multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended May 31, 2010: +15.80% for Class A, +15.23% for Class B, +15.19% for Class C, +15.91% for Class I, +15.57% for Class R2, +15.81% for Class R3, +15.94% for Class R4 and +16.13%
    for Class R5.
(d) Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Fund's Board, such that net expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment, will not exceed 1.50% for Class A, 2.27% for Class B, 2.26% for Class C, 1.05% for Class I, 1.85% for Class R2, 1.60% for Class R3, 1.35% for Class R4 and 1.10% for Class R5. Any amounts waived will not be reimbursed by the Fund. This change is effective Aug. 1, 2010. Had this change been in place for the entire six month period ended May 31, 2010, the actual direct expenses paid would have been $8.47 for Class A, $12.51 for Class B, $12.45 for Class C, $6.09 for Class I, $10.31 for Class R2, $8.94 for Class R3, $7.68 for Class R4 and $6.36 for Class R5; the hypothetical direct expenses paid would have been $7.91 for Class A, $11.70 for Class B, $11.65 for Class C, $5.69 for Class I, $9.63 for Class R2, $8.36 for Class R3, $7.17 for Class R4 and $5.94 for Class R5. Additionally, had this change been in place for the entire six month period ended May 31, 2010, the actual direct and indirect expenses paid would have been $8.57 for Class A, $12.61 for Class B, $12.56 for Class C, $6.19 for Class I, $10.41 for Class R2, $9.05 for Class R3, $7.78 for Class R4 and $6.47 for Class R5; the hypothetical direct and indirect expenses paid would have been $8.01 for Class A, $11.80 for Class B, $11.75 for Class C, $5.79 for Class I, $9.73 for Class R2, $8.45 for Class R3, $7.27 for Class R4 and $6.04 for Class R5.


--------------------------------------------------------------------------------
18  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

MAY 31, 2010
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (90.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (0.7%)
AAR Corp.                                                17,237(b,d)         $339,569
Hexcel Corp.                                            108,500(b,d)        1,732,745
Moog, Inc., Class A                                      10,735(b)            354,362
Triumph Group, Inc.                                       8,510(d)            590,679
                                                                      ---------------
Total                                                                       3,017,355
-------------------------------------------------------------------------------------

AIR FREIGHT & LOGISTICS (0.6%)
Atlas Air Worldwide Holdings, Inc.                        8,550(b)            446,909
Forward Air Corp.                                        65,500(d)          1,792,735
                                                                      ---------------
Total                                                                       2,239,644
-------------------------------------------------------------------------------------

AIRLINES (2.7%)
Air France-KLM, ADR                                     286,770(b,c,d)      3,462,748
AirTran Holdings, Inc.                                  262,931(b,d)        1,482,931
JetBlue Airways Corp.                                   871,625(b,d)        5,404,074
Republic Airways Holdings, Inc.                          95,950(b)            561,308
                                                                      ---------------
Total                                                                      10,911,061
-------------------------------------------------------------------------------------

AUTO COMPONENTS (3.6%)
American Axle & Manufacturing Holdings, Inc.            410,470(b,d)        3,681,916
ArvinMeritor, Inc.                                       44,461(b,d)          646,463
Cooper Tire & Rubber Co.                                124,340(d)          2,351,269
Dana Holding Corp.                                      217,619(b)          2,363,342
Fuel Systems Solutions, Inc.                             16,990(b,d)          454,143
Gentex Corp.                                            224,800(d)          4,424,064
Superior Industries International, Inc.                  11,841(d)            175,247
Tenneco, Inc.                                            26,640(b,d)          590,342
                                                                      ---------------
Total                                                                      14,686,786
-------------------------------------------------------------------------------------

AUTOMOBILES (0.3%)
Thor Industries, Inc.                                    48,000(d)          1,399,680
-------------------------------------------------------------------------------------

BUILDING PRODUCTS (1.4%)
Gibraltar Industries, Inc.                              134,726(b,d)        1,767,605
Simpson Manufacturing Co., Inc.                         115,900(d)          3,386,598
Universal Forest Products, Inc.                          11,795(d)            437,005
                                                                      ---------------
Total                                                                       5,591,208
-------------------------------------------------------------------------------------

CAPITAL MARKETS (0.7%)
American Capital Ltd.                                   110,720(b,d)          590,138
Cohen & Steers, Inc.                                     15,673(d)            379,287
Raymond James Financial, Inc.                            60,000(d)          1,696,199
                                                                      ---------------
Total                                                                       2,665,624
-------------------------------------------------------------------------------------

CHEMICALS (1.9%)
Arch Chemicals, Inc.                                     14,670               502,594
HB Fuller Co.                                            23,905(d)            509,894
Innophos Holdings, Inc.                                  20,612(d)            588,266
Minerals Technologies, Inc.                              10,720               572,984
NewMarket Corp.                                           3,962               407,928
OM Group, Inc.                                           14,107(b)            421,094
PolyOne Corp.                                           483,100(b,d)        4,826,169
                                                                      ---------------
Total                                                                       7,828,929
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (6.0%)
Associated Banc-Corp                                    111,000(d)          1,490,730
Bank of the Ozarks, Inc.                                 15,929(d)            562,134
Boston Private Financial Holdings, Inc.                  57,480(d)            420,754
Cathay General Bancorp                                  235,500             2,595,209
Columbia Banking System, Inc.                            16,920(d)            377,824
Community Bank System, Inc.                              26,653(d)            609,021
CVB Financial Corp.                                     253,115(d)          2,513,432
First Financial Bancorp                                  30,041(d)            477,502
Fulton Financial Corp.                                   37,010               368,250
Home Bancshares, Inc.                                    21,681(d)            511,238
Independent Bank Corp.                                   16,800(d)            406,896


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
COMMERCIAL BANKS (CONT.)
International Bancshares Corp.                           24,010(d)           $474,198
National Penn Bancshares, Inc.                           61,900(d)            432,681
NBT Bancorp, Inc.                                        21,570(d)            473,462
Park National Corp.                                       7,080(d)            458,076
Prosperity Bancshares, Inc.                              13,680(d)            493,027
Signature Bank                                           11,280(b,d)          426,835
Sterling Bancshares, Inc.                               231,000(d)          1,235,850
Susquehanna Bancshares, Inc.                             31,004(d)            271,905
Synovus Financial Corp.                               1,490,500(d)          4,411,879
Texas Capital Bancshares, Inc.                           29,020(b)            530,195
Trustmark Corp.                                          25,610(d)            572,896
Umpqua Holdings Corp.                                    23,600(d)            296,416
United Bankshares, Inc.                                  16,270(d)            437,988
United Community Banks, Inc.                            232,600(b,d)        1,078,101
Western Alliance Bancorp                                 48,560(b,d)          390,908
Zions Bancorporation                                     78,000             1,868,100
                                                                      ---------------
Total                                                                      24,185,507
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (2.3%)
ATC Technology Corp.                                     54,500(b,d)        1,019,150
Clean Harbors, Inc.                                       7,660(b)            485,567
Copart, Inc.                                             73,500(b,d)        2,638,651
KAR Auction Services, Inc.                               78,960(b,d)        1,100,702
McGrath Rentcorp                                         16,920(d)            395,251
Mine Safety Appliances Co.                               13,850               378,936
Mobile Mini, Inc.                                         8,800(b)            140,800
Schawk, Inc.                                             99,560(d)          1,685,551
United Stationers, Inc.                                  24,500(b,d)        1,431,290
                                                                      ---------------
Total                                                                       9,275,898
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (1.3%)
Arris Group, Inc.                                        37,579(b)            412,242
Brocade Communications Systems, Inc.                    237,701(b)          1,295,470
Netgear, Inc.                                            23,080(b,d)          524,147
Plantronics, Inc.                                        90,000(d)          2,694,600
Sycamore Networks, Inc.                                  17,188(d)            302,853
Tekelec                                                   8,565(b,d)          122,779
                                                                      ---------------
Total                                                                       5,352,091
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.6%)
Avid Technology, Inc.                                   142,000(b,d)        1,914,160
Diebold, Inc.                                            74,400(d)          2,156,111
Electronics for Imaging, Inc.                           166,000(b)          1,849,240
Netezza Corp.                                            31,020(b,d)          404,191
Xyratex Ltd.                                              5,150(b,c)           83,585
                                                                      ---------------
Total                                                                       6,407,287
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (1.6%)
Comfort Systems USA, Inc.                               146,210(d)          1,611,234
Insituform Technologies, Inc., Class A                  134,800(b,d)        2,758,008
Layne Christensen Co.                                    15,408(b)            385,354
Pike Electric Corp.                                     175,500(b,d)        1,732,185
                                                                      ---------------
Total                                                                       6,486,781
-------------------------------------------------------------------------------------

CONSUMER FINANCE (0.1%)
Cash America International, Inc.                         11,843(d)            437,599
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.1%)
Boise, Inc.                                              89,676(b,d)          550,611
-------------------------------------------------------------------------------------

DISTRIBUTORS (0.1%)
Audiovox Corp., Class A                                  62,200(b,d)          508,174
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.4%)
General Communication, Inc., Class A                    220,786(b,d)        1,265,104
Global Crossing Ltd.                                     28,810(b,c)          392,104
                                                                      ---------------
Total                                                                       1,657,208
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRIC UTILITIES (2.8%)
El Paso Electric Co.                                     84,783(b,d)       $1,680,399
NV Energy, Inc.                                         200,000             2,358,000
Pinnacle West Capital Corp.                              82,613             2,900,542
PNM Resources, Inc.                                     140,000(d)          1,727,600
UIL Holdings Corp.                                       18,807(d)            475,441
Unisource Energy Corp.                                   13,210               407,925
Westar Energy, Inc.                                      71,500(d)          1,573,000
                                                                      ---------------
Total                                                                      11,122,907
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (1.7%)
AMETEK, Inc.                                             46,500(d)          1,887,900
Brady Corp., Class A                                     15,559               452,456
EnerSys                                                  23,677(b)            532,733
JA Solar Holdings Co., Ltd., ADR                         85,020(b,c,d)        414,047
Regal-Beloit Corp.                                       57,500(d)          3,466,675
                                                                      ---------------
Total                                                                       6,753,811
-------------------------------------------------------------------------------------

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (7.2%)
Celestica, Inc.                                         361,229(b,c,d)      3,363,042
Cognex Corp.                                            190,580             3,638,172
Coherent, Inc.                                            6,608(b,d)          233,262
FARO Technologies, Inc.                                  51,600(b)          1,233,756
Jabil Circuit, Inc.                                     133,500             1,827,615
Littelfuse, Inc.                                        119,800(b,d)        4,330,770
Measurement Specialties, Inc.                            20,790(b)            311,642
Mercury Computer Systems, Inc.                          124,700(b,d)        1,465,225
Park Electrochemical Corp.                               94,000(d)          2,432,720
Plexus Corp.                                            146,780(b,d)        4,997,858
Rofin-Sinar Technologies, Inc.                           19,019(b,d)          453,984
Sanmina-SCI Corp.                                        28,340(b,d)          432,185
Vishay Intertechnology, Inc.                            487,300(b,d)        4,410,065
                                                                      ---------------
Total                                                                      29,130,296
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (0.6%)
Oceaneering International, Inc.                          14,000(b)            647,780
Tetra Technologies, Inc.                                172,742(b,d)        1,737,785
                                                                      ---------------
Total                                                                       2,385,565
-------------------------------------------------------------------------------------

FOOD & STAPLES RETAILING (0.2%)
The Andersons, Inc.                                      10,910               357,084
The Pantry, Inc.                                         22,542(b,d)          344,667
                                                                      ---------------
Total                                                                         701,751
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.4%)
Cal-Maine Foods, Inc.                                    15,650               506,591
Chiquita Brands International, Inc.                      32,780(b,d)          404,833
Flowers Foods, Inc.                                      63,000(d)          1,556,730
J&J Snack Foods Corp.                                    25,500(d)          1,132,965
Ralcorp Holdings, Inc.                                   25,000(b)          1,501,750
The Hain Celestial Group, Inc.                           21,104(b,d)          455,002
                                                                      ---------------
Total                                                                       5,557,871
-------------------------------------------------------------------------------------

GAS UTILITIES (0.4%)
Piedmont Natural Gas Co., Inc.                           10,990(d)            279,256
South Jersey Industries, Inc.                            10,970(d)            481,473
Southwest Gas Corp.                                      17,513(d)            518,735
The Laclede Group, Inc.                                  14,295               473,022
                                                                      ---------------
Total                                                                       1,752,486
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (1.3%)
Analogic Corp.                                            7,710(d)            333,226
Conmed Corp.                                             20,531(b,d)          399,123
ICU Medical, Inc.                                        24,000(b,d)          763,680
Integra LifeSciences Holdings Corp.                       9,160(b,d)          360,904
STERIS Corp.                                             40,700(d)          1,295,481
The Cooper Companies, Inc.                               49,000(d)          1,806,140
Wright Medical Group, Inc.                               17,900(b,d)          294,097
                                                                      ---------------
Total                                                                       5,252,651
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

HEALTH CARE PROVIDERS & SERVICES (2.2%)
Amedisys, Inc.                                           25,500(b,d)       $1,267,860
AMN Healthcare Services, Inc.                           223,020(b,d)        1,855,526
Chemed Corp.                                             36,790(d)          2,093,719
HealthSouth Corp.                                       124,700(b,d)        2,476,543
Healthspring, Inc.                                       25,036(b)            434,875
inVentiv Health, Inc.                                    16,580(b)            414,168
Psychiatric Solutions, Inc.                              14,860(b)            481,167
                                                                      ---------------
Total                                                                       9,023,858
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (1.7%)
Ameristar Casinos, Inc.                                  89,000(d)          1,603,780
Burger King Holdings, Inc.                              118,000(d)          2,243,180
Cracker Barrel Old Country Store, Inc.                    9,640(d)            480,361
Domino's Pizza, Inc.                                     31,610(b,d)          410,930
Papa John's International, Inc.                          61,173(b,d)        1,518,926
Ruby Tuesday, Inc.                                       48,354(b,d)          520,289
                                                                      ---------------
Total                                                                       6,777,466
-------------------------------------------------------------------------------------

HOUSEHOLD DURABLES (2.0%)
Ethan Allen Interiors, Inc.                              62,550(d)          1,263,510
MDC Holdings, Inc.                                       49,000             1,537,620
Whirlpool Corp.                                          52,100(d)          5,441,324
                                                                      ---------------
Total                                                                       8,242,454
-------------------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.9%)
Dynegy, Inc.                                            129,300(b)            676,239
RRI Energy, Inc.                                        625,000(b)          2,762,500
                                                                      ---------------
Total                                                                       3,438,739
-------------------------------------------------------------------------------------

INSURANCE (6.0%)
American National Insurance Co.                          27,300(d)          2,846,844
Amtrust Financial Services, Inc.                         35,760(d)            470,959
Argo Group International Holdings Ltd.                   13,570(c,d)          410,085
CNO Financial Group, Inc.                                80,210(b,d)          449,978
Delphi Financial Group, Inc., Class A                    22,238(d)            577,521
Horace Mann Educators Corp.                             116,000             1,782,920
Infinity Property & Casualty Corp.                        9,795(d)            458,406
Montpelier Re Holdings Ltd.                             260,355(c)          4,064,141
National Financial Partners Corp.                        38,890(b)            542,127
Platinum Underwriters Holdings Ltd.                     100,000(c,d)        3,681,000
Selective Insurance Group, Inc.                         118,726(d)          1,852,126
The Phoenix Companies, Inc.                              70,920(b,d)          199,994
Torchmark Corp.                                          57,600(d)          2,968,128
Validus Holdings Ltd.                                   161,857(c)          3,975,208
                                                                      ---------------
Total                                                                      24,279,437
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (0.4%)
DealerTrack Holdings, Inc.                              105,500(b,d)        1,691,165
-------------------------------------------------------------------------------------

IT SERVICES (1.5%)
MAXIMUS, Inc.                                            56,400(d)          3,378,360
VeriFone Systems, Inc.                                  120,000(b,d)        2,421,600
Wright Express Corp.                                     14,050(b,d)          441,170
                                                                      ---------------
Total                                                                       6,241,130
-------------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS (1.3%)
Brunswick Corp.                                         157,800(d)          2,756,766
Head NV                                                 755,200(b,c)          490,880
RC2 Corp.                                               100,000(b,d)        1,860,000
                                                                      ---------------
Total                                                                       5,107,646
-------------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES (1.0%)
Bio-Rad Laboratories, Inc., Class A                      15,000(b)          1,403,550
Charles River Laboratories International,
 Inc.                                                    49,000(b,d)        1,643,460
Covance, Inc.                                            17,000(b,d)          896,920
                                                                      ---------------
Total                                                                       3,943,930
-------------------------------------------------------------------------------------

MACHINERY (2.8%)
Actuant Corp., Class A                                   26,158(d)            528,915
Altra Holdings, Inc.                                     31,180(b)            389,126


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
MACHINERY (CONT.)
Kaydon Corp.                                             12,750(d)           $478,635
Lindsay Corp.                                            12,350(d)            422,000
Mueller Industries, Inc.                                 22,410               594,089
Oshkosh Corp.                                            89,000(b)          3,162,170
Robbins & Myers, Inc.                                    21,330               471,180
Tecumseh Products Co., Class B                           10,948(b,d)          139,806
Terex Corp.                                             162,300(b,d)        3,531,647
Wabtec Corp.                                             37,000(d)          1,603,950
                                                                      ---------------
Total                                                                      11,321,518
-------------------------------------------------------------------------------------

MEDIA (2.1%)
Ascent Media Corp., Series A                              4,201(b)            111,284
John Wiley & Sons, Inc., Class A                         36,900(d)          1,461,240
National CineMedia, Inc.                                 15,090               263,924
Valassis Communications, Inc.                           178,900(b)          6,533,429
                                                                      ---------------
Total                                                                       8,369,877
-------------------------------------------------------------------------------------

METALS & MINING (0.7%)
Kaiser Aluminum Corp.                                    11,950(d)            447,289
Stillwater Mining Co.                                   180,869(b,d)        2,394,705
                                                                      ---------------
Total                                                                       2,841,994
-------------------------------------------------------------------------------------

MULTILINE RETAIL (2.4%)
99 Cents Only Stores                                     33,596(b)            513,347
Dillard's, Inc., Class A                                324,600(d)          9,312,774
                                                                      ---------------
Total                                                                       9,826,121
-------------------------------------------------------------------------------------

MULTI-UTILITIES (0.3%)
Black Hills Corp.                                        21,032(d)            603,408
NorthWestern Corp.                                       21,342(d)            562,148
                                                                      ---------------
Total                                                                       1,165,556
-------------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS (3.8%)
Berry Petroleum Co., Class A                             17,830(d)            548,094
Energy Partners Ltd.                                     72,800(b,d)          924,560
EV Energy Partner LP                                     13,880               406,268
EXCO Resources, Inc.                                    165,400(d)          2,853,150
International Coal Group, Inc.                           79,409(b)            343,841
Overseas Shipholding Group, Inc.                         11,960               462,732
Penn Virginia Corp.                                      22,930(d)            501,938
Stone Energy Corp.                                       56,503(b,d)          757,705
Tesoro Corp.                                            410,447(d)          4,802,229
USEC, Inc.                                              605,638(b,d)        3,197,769
World Fuel Services Corp.                                14,850(d)            386,546
                                                                      ---------------
Total                                                                      15,184,832
-------------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS (1.0%)
Louisiana-Pacific Corp.                                 131,143(b,d)        1,114,716
Neenah Paper, Inc.                                       64,000(d)          1,212,160
PH Glatfelter Co.                                       155,777(d)          1,807,013
                                                                      ---------------
Total                                                                       4,133,889
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (0.6%)
NBTY, Inc.                                               66,600(b)          2,280,384
-------------------------------------------------------------------------------------

PHARMACEUTICALS (0.1%)
Viropharma, Inc.                                         35,899(b,d)          436,891
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (2.9%)
Administaff, Inc.                                        67,700(d)          1,633,601
FTI Consulting, Inc.                                     61,500(b,d)        2,629,740
Heidrick & Struggles International, Inc.                 37,000(d)            856,550
Korn/Ferry International                                214,189(b,d)        2,994,362
Resources Connection, Inc.                              124,500(b,d)        2,009,430
School Specialty, Inc.                                   77,500(b,d)        1,665,475
                                                                      ---------------
Total                                                                      11,789,158
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (2.1%)
Ashford Hospitality Trust, Inc.                          69,000(b)            548,550
BioMed Realty Trust, Inc.                                33,740(d)            573,917
BRE Properties, Inc.                                     14,360(d)            586,751
Colonial Properties Trust                                36,590               551,777
DCT Industrial Trust, Inc.                               91,723(d)            443,939
Douglas Emmett, Inc.                                     31,033(d)            480,391
Entertainment Properties Trust                           13,250(d)            542,455
Extra Space Storage, Inc.                                29,910(d)            449,846


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)
REAL ESTATE INVESTMENT TRUSTS (REITS) (CONT.)
First Industrial Realty Trust, Inc.                      60,360(b,d)         $403,808
Franklin Street Properties Corp.                         35,431(d)            437,573
Glimcher Realty Trust                                    63,470(d)            441,751
Hersha Hospitality Trust                                101,580               490,631
Home Properties, Inc.                                    10,800(d)            525,204
Medical Properties Trust, Inc.                           25,370(d)            242,284
National Retail Properties, Inc.                         21,557(d)            473,823
Omega Healthcare Investors, Inc.                         22,230(d)            441,488
Sovran Self Storage, Inc.                                12,560(d)            452,537
Washington Real Estate Investment Trust                  17,980(d)            528,252
                                                                      ---------------
Total                                                                       8,614,977
-------------------------------------------------------------------------------------

REAL ESTATE MANAGEMENT & DEVELOPMENT (1.1%)
Avatar Holdings, Inc.                                     7,010(b)            145,738
MI Developments, Inc., Class A                          323,500(c)          4,260,495
                                                                      ---------------
Total                                                                       4,406,233
-------------------------------------------------------------------------------------

ROAD & RAIL (0.6%)
Arkansas Best Corp.                                      13,633(d)            318,876
Avis Budget Group, Inc.                                  36,900(b)            437,265
Landstar System, Inc.                                    36,500             1,530,810
                                                                      ---------------
Total                                                                       2,286,951
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (4.8%)
ATMI, Inc.                                               78,500(b,d)        1,271,700
Brooks Automation, Inc.                                 375,900(b,d)        3,127,488
Cabot Microelectronics Corp.                             14,811(b)            543,564
Diodes, Inc.                                             20,370(b,d)          402,511
Entegris, Inc.                                          475,000(b,d)        2,565,000
Fairchild Semiconductor International, Inc.              35,380(b,d)          353,800
Micrel, Inc.                                             41,150(d)            456,971
Micron Technology, Inc.                                 250,000(b,d)        2,272,500
MKS Instruments, Inc.                                    19,160(b)            380,518
Photronics, Inc.                                         72,250(b,d)          365,585
Power Integrations, Inc.                                  9,740(d)            330,965
Semiconductor Manufacturing International
 Corp., ADR                                           1,128,350(b,c,d)      4,705,219
Standard Microsystems Corp.                              15,638(b)            357,797
Varian Semiconductor Equipment Associates,
 Inc.                                                    66,500(b)          2,067,485
                                                                      ---------------
Total                                                                      19,201,103
-------------------------------------------------------------------------------------

SOFTWARE (1.1%)
Ariba, Inc.                                              29,270(b,d)          440,514
JDA Software Group, Inc.                                 16,993(b)            454,053
Mentor Graphics Corp.                                   329,900(b,d)        3,028,482
Solera Holdings, Inc.                                    10,390(d)            360,325
                                                                      ---------------
Total                                                                       4,283,374
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (4.8%)
Aaron's, Inc.                                           111,195(d)          2,221,676
Borders Group, Inc.                                     362,414(b,d)          713,956
Cabela's, Inc.                                          221,400(b,d)        3,810,294
Genesco, Inc.                                            12,102(b,d)          376,614
Group 1 Automotive, Inc.                                 67,000(b,d)        1,905,480
Gymboree Corp.                                           41,500(b,d)        1,850,070
OfficeMax, Inc.                                         125,800(b,d)        2,243,014
Stage Stores, Inc.                                       29,880               423,400
Talbots, Inc.                                            40,100(b,d)          603,104
The Childrens Place Retail Stores, Inc.                  10,800(b)            509,004
The Finish Line, Inc., Class A                           33,180               552,447
The Men's Wearhouse, Inc.                               199,300(d)          4,332,782
                                                                      ---------------
Total                                                                      19,541,841
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (0.7%)
Deckers Outdoor Corp.                                     2,750(b)            397,980
The Timberland Co., Class A                              20,307(b)            390,097
Unifirst Corp.                                            8,740               393,300
Volcom, Inc.                                             88,500(b,d)        1,766,460
                                                                      ---------------
Total                                                                       2,947,837
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

THRIFTS & MORTGAGE FINANCE (0.4%)
Brookline Bancorp, Inc.                                  49,615(d)           $494,166
NewAlliance Bancshares, Inc.                             35,381(d)            416,434
Radian Group, Inc.                                       16,550               170,134
Trustco Bank Corp NY                                     64,130               399,530
                                                                      ---------------
Total                                                                       1,480,264
-------------------------------------------------------------------------------------

TOBACCO (0.1%)
Universal Corp.                                           9,185(d)            375,391
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.2%)
GATX Corp.                                               17,428(d)            503,844
Huttig Building Products, Inc.                          123,313(b)            206,549
                                                                      ---------------
Total                                                                         710,393
-------------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES (0.1%)
Syniverse Holdings, Inc.                                 25,710(b)            508,801
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $340,118,305)                                                     $366,311,991
-------------------------------------------------------------------------------------



MONEY MARKET FUND (8.8%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.218%             35,442,630(e)        $35,442,630
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $35,442,630)                                                       $35,442,630
-------------------------------------------------------------------------------------





INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (28.9%)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY            VALUE(a)
ASSET-BACKED COMMERCIAL PAPER (2.2%)
Antalis US Funding
 06-04-10                            0.430%           $2,999,749           $2,999,749
Rheingold Securitization
 06-17-10                            0.450             2,998,837            2,998,837
Versailles Commercial Paper LLC
 06-17-10                            0.450             1,499,419            1,499,419
 07-16-10                            0.500             1,498,750            1,498,750
                                                                      ---------------
Total                                                                       8,996,755
-------------------------------------------------------------------------------------

CERTIFICATES OF DEPOSIT (17.0%)
Banco Santander Central Hispano
 06-25-10                            0.425             5,000,000            5,000,000
Banque Federative du Credit Mutuel
 07-07-10                            0.405             3,995,909            3,995,909
Barclays Bank
 08-31-10                            0.454             5,000,000            5,000,000
BNP Paribas
 10-15-10                            0.407             2,000,000            2,000,000
Credit Agricole
 10-12-10                            0.410             3,000,000            3,000,000
Dexia Credit Local
 06-28-10                            0.700             5,000,044            5,000,044
DZ Bank
 07-07-10                            0.400             5,000,000            5,000,000
Erste Bank der Oesterreichischen Sparkassen
 06-03-10                            0.500             4,999,514            4,999,514
Hong Kong Shanghai Bank
 06-10-10                            0.430             5,000,000            5,000,000
KBC Bank
 06-07-10                            0.390             3,000,000            3,000,000
Landeskreditbank Baden-Wuerttemberg-Foerderbank
 06-24-10                            0.350             2,500,000            2,500,000
Norinchukin Bank
 07-09-10                            0.350             3,000,000            3,000,000
 08-25-10                            0.550             2,000,000            2,000,000
Overseas Chinese Banking Corp.
 08-02-10                            0.420             1,000,000            1,000,000
Rabobank Group
 10-27-10                            0.404             3,000,000            3,000,000
Royal Bank of Scotland
 08-16-10                            0.540             4,000,000            4,000,000
Sumitomo Mitsui Banking
 06-21-10                            0.400             5,000,000            5,000,000
Unicredit BK
 07-02-10                            0.400             3,000,000            3,000,000
 07-12-10                            0.420             1,000,000            1,000,000
Westpack Banking
 11-03-10                            0.318             2,000,000            2,000,000
                                                                      ---------------
Total                                                                      68,495,467
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (CONTINUED)
                                                       AMOUNT
                                   EFFECTIVE         PAYABLE AT
ISSUER                               YIELD            MATURITY            VALUE(a)

COMMERCIAL PAPER (0.7%)
Toyota Motor Credit
 08-19-10                            0.531%           $2,995,893           $2,995,893
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (9.0%)(f)
Barclays Capital
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $2,000,082                          0.370             2,000,000            2,000,000
BNP Paribas Securities
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $4,401,374                          0.210             4,401,272            4,401,272
Cantor Fitzgerald
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $5,000,122                          0.220             5,000,000            5,000,000
Mizuho Securities USA
 dated 05-28-10, matures 06-01-10,
 repurchase price
 $10,000,256                         0.230            10,000,000           10,000,000
Morgan Stanley
 dated 02-22-10, matures 06-28-10,
 repurchase price
 $10,004,047                         0.470            10,000,000           10,000,000
Morgan Stanley
 dated 04-15-10, matures 06-28-10,
 repurchase price
 $5,001,808                          0.420             5,000,000            5,000,000
                                                                      ---------------
Total                                                                      36,401,272
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL
  RECEIVED FOR SECURITIES ON LOAN
(Cost: $116,889,387)                                                     $116,889,387
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $492,450,322)(g)                                                  $518,644,008
=====================================================================================




The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by, and is the exclusive property of, Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

NOTES TO PORTFOLIO OF INVESTMENTS



ADR  --   American Depositary Receipt


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At May 31, 2010, the value of foreign securities, excluding short-term securities, represented 7.25% of net assets.

(d) At May 31, 2010, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at May 31, 2010.


--------------------------------------------------------------------------------
26  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

(f) The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

BARCLAYS CAPITAL (0.370%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $2,040,000
-----------------------------------------------------------
Total market value of collateral securities      $2,040,000
-----------------------------------------------------------


BNP PARIBAS SECURITIES (0.210%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Pool                                  $3,200,706
Freddie Mac Gold Pool                             1,288,591
-----------------------------------------------------------
Total market value of collateral securities      $4,489,297
-----------------------------------------------------------


CANTOR FITZGERALD (0.220%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Interest Strip                           $35,051
Fannie Mae Pool                                     427,793
Fannie Mae Principal Strip                              709
Fannie Mae REMICS                                    97,400
Federal Farm Credit Bank                            173,957
Federal Home Loan Banks                             862,047
Federal Home Loan Mortgage Corp                     221,564
Federal National Mortgage Association               127,791
FHLMC Structured Pass Through Securities            182,051
Freddie Mac Discount Notes                          184,031
Freddie Mac Non Gold Pool                           257,489
Freddie Mac Reference REMIC                           5,621
Freddie Mac REMICS                                  192,956
Freddie Mac Strips                                   20,946
Ginnie Mae I Pool                                   333,243
Ginnie Mae II Pool                                  202,544
Government National Mortgage Association             64,179
United States Treasury Bill                         475,745


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



CANTOR FITZGERALD (0.220%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
United States Treasury Inflation Indexed
  Bonds                                             $33,372
United States Treasury Note/Bond                    954,777
United States Treasury Strip Coupon                 150,539
United States Treasury Strip Principal               96,195
-----------------------------------------------------------
Total market value of collateral securities      $5,100,000
-----------------------------------------------------------


MIZUHO SECURITIES USA (0.230%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Fannie Mae Grantor Trust                             $7,107
Fannie Mae Pool                                     718,077
Fannie Mae REMICS                                 5,445,806
Fannie Mae Whole Loan                                20,233
FHLMC Structured Pass Through Securities             13,468
Freddie Mac Non Gold Pool                           189,058
Freddie Mac REMICS                                2,704,436
Government National Mortgage Association          1,101,815
-----------------------------------------------------------
Total market value of collateral securities     $10,200,000
-----------------------------------------------------------


MORGAN STANLEY (0.470%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Access Group Inc                                   $194,296
Accredited Mortgage Loan Trust                       41,611
ACE Securities Corp                                  28,632
Aegis Asset Backed Securities Trust                  11,731
American Express Credit Account Master Trust          4,826
American Home Mortgage Investment Trust              11,466
AmeriCredit Automobile Receivables Trust              4,335
Ameriquest Mortgage Securities Inc                        5
Asset Backed Funding Certificates                    19,611
BA Credit Card Trust                                  2,957
Banc of America Commercial Mortgage Inc             120,813
Banc of America Large Loan Inc                      125,249
Bank of America Auto Trust                           34,267
Bank One Issuance Trust                               1,393
Bear Stearns Adjustable Rate Mortgage Trust          41,130
Bear Stearns Commercial Mortgage Securities             214
Brazos Higher Education Authority                    73,096
Capital One Multi-Asset Execution Trust              24,438
Capital One Prime Auto Receivables Trust              4,460
Chase Issuance Trust                                 33,505


--------------------------------------------------------------------------------
28  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.470%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Citibank Credit Card Issuance Trust                $198,127
Citigroup Commercial Mortgage Trust                 247,703
Citigroup Mortgage Loan Trust Inc                    14,964
Citigroup/Deutsche Bank Commercial Mortgage
  Trust                                             169,371
College Loan Corp Trust                               6,108
Collegiate Funding Services Education Loan
  Trust I                                             3,946
Commercial Mortgage Asset Trust                      66,340
Commercial Mortgage Pass Through Certificates       248,897
Conseco Finance                                       6,073
Countrywide Asset-Backed Certificates                22,645
Countrywide Home Loan Mortgage Pass Through
  Trust                                                 877
Credit Suisse First Boston Mortgage
  Securities Corp                                     1,645
Credit Suisse Mortgage Capital Certificates         246,003
Credit Suisse/Morgan Stanley Commercial
  Mortgage Certificate                               54,764
Crusade Global Trust                                  2,585
Daimler Chrysler Auto Trust                          20,050
DFR Middle Market CLO Ltd                           276,991
Discover Card Master Trust I                        111,594
Education Funding Capital Trust I                   249,045
Equifirst Mortgage Loan Trust                         1,973
Equity One ABS Inc                                   10,875
Fannie Mae Discount Notes                         1,310,493
Fannie Mae REMICS                                    64,466
Fannie Mae Whole Loan                               160,798
Federal Home Loan Bank Discount Notes               994,632
Federal National Mortgage Association               136,362
Financial Asset Securities Corp AAA Trust             8,588
First Franklin Mortgage Loan Asset Backed
  Certificates                                           72
Ford Credit Auto Owner Trust                            303
Franklin Auto Trust                                   1,728
Freddie Mac Discount Notes                          559,166
GCO Education Loan Funding Trust                     15,533
GE Business Loan Trust                               33,763
GE Dealer Floorplan Master Note Trust                 9,955
GE Equipment Midticket LLC                            3,228
G-FORCE                                              69,554
GMAC Commercial Mortgage Securities Inc             172,355
Gracechurch Mortgage Financing PLC                      140
Gramercy Real Estate CDO                            550,524
Granite Master Issuer PLC                           174,129
Granite Mortgages PLC                                 8,261
Greenwich Capital Commercial Funding Corp               222
GS Mortgage Securities Corp II                      233,729
Harley-Davidson Motorcycle Trust                      2,423


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.470%) (CONTINUED)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Home Equity Asset Trust                                $291
Homebanc Mortgage Trust                               4,683
HSBC Home Equity Loan Trust                          74,172
Impac Secured Assets CMN Owner Trust                  6,891
JP Morgan Chase Commercial Mortgage
  Securities Corp                                   143,080
LB-UBS Commercial Mortgage Trust                     26,717
Leafs CDO I Ltd                                     429,161
MBNA Credit Card Master Note Trust                  614,250
Medallion Trust                                       1,925
Merrill Lynch Floating Trust                         71,997
Merrill Lynch Mortgage Trust                        182,294
Morgan Stanley ABS Capital I                         35,383
Morgan Stanley Capital I                             12,045
Morgan Stanley Dean Witter Capital I                  1,189
Nelnet Education Loan Funding Inc                    55,945
Nelnet Student Loan Trust                               105
New Valley Generation III                            21,181
Nissan Auto Lease Trust                              94,100
Northstar Education Finance Inc                     102,121
Option One Mortgage Loan Trust                        1,871
Origen Manufactured Housing                          12,862
Paragon Mortgages PLC                                 7,179
Pennsylvania Higher Education Assistance
  Agency                                             26,661
RMAC PLC                                             13,472
Sargas CLO Ltd                                        2,082
Saxon Asset Securities Trust                         48,607
Sierra CLO I Ltd                                      3,247
SLC Student Loan Trust                                2,689
SLM Student Loan Trust                               87,658
Structured Asset Investment Loan Trust               15,695
Structured Asset Mortgage Investments Inc            68,142
Superannuation Members Home Loans Global Fund         4,845
Terwin Mortgage Trust                                 1,356
USAA Auto Owner Trust                                    46
Volkswagen Auto Lease Trust                           7,894
Volkswagen Auto Loan Enhanced Trust                   1,514
Wachovia Auto Loan Owner Trust                        2,791
Wachovia Auto Owner Trust                             4,229
Wachovia Bank Commercial Mortgage Trust             875,162
WaMu Mortgage Pass Through Certificates              19,701
Wells Fargo Mortgage Backed Securities Trust         70,170
Westpac Securitisation Trust                            683
-----------------------------------------------------------
Total market value of collateral securities     $10,405,121
-----------------------------------------------------------




--------------------------------------------------------------------------------
30  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NOTES TO PORTFOLIO OF
INVESTMENTS (CONTINUED)



MORGAN STANLEY (0.420%)

SECURITY DESCRIPTION                             VALUE(a)
-----------------------------------------------------------
Abbot Laboratories                                 $190,393
Amsterdam Funding Corp                                2,645
Atlantic Asset Securities                            41,798
Australia & New Zealand Banking Group Ltd             5,882
Autobahn Funding Co LLC                             304,958
Brown-Forman Corp                                    20,336
BTM Capital Corp                                     14,705
Can Ast & Can Ltd                                   253,668
Colonial Pipeline Co                                  1,882
Concord Min Cptl Co                                  39,647
Crown Point Cap Co                                   20,581
DNB NOR Bank                                        141,161
Ebury Finance Ltd                                   185,124
Emerson Electric Co                                  49,607
Enterprise Funding Co                                    88
Fannie Mae Discount Notes                           587,706
Freddie Mac Discount Notes                          381,580
Gotham Funding Corp                                     194
Grampian Funding LLC                                125,597
Grampian Funding Ltd/LLC                            182,463
Halkin Finance LLC                                  131,599
Intesa Funding LLC                                  173,582
Legacy Capital Company                               17,640
Lexington Parker Cap Corp                            17,640
LMA LMA Americas                                    394,382
Manhattan Asset Funding                             192,347
Market St Funding Corp                                2,159
Metlife Short Term Funding LLC                       81,024
Nationwide Building Society                          32,146
Paradigm Funding LLC                                209,390
Romulus Funding Corp                                105,570
Scaldis & Scaldis                                   246,655
Sheffield Receivable                                108,703
Silver Tower U S Funding LLC                         88,601
Silver Tower US Fund                                492,823
Straight-A Funding LLC                                   12
Surrey Funding Corp                                 134,259
Thames Asset Global Securitization                  193,591
Victory Receivables Corporate                         1,717
White Point Funding Inc                              47,638
-----------------------------------------------------------
Total market value of collateral securities      $5,221,493
-----------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

(g) At May 31, 2010, the cost of securities for federal income tax purposes was $502,655,362 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                         $50,163,974
     Unrealized depreciation                         (34,175,328)
     -----------------------------------------------------------
     Net unrealized appreciation                     $15,988,646
     -----------------------------------------------------------





--------------------------------------------------------------------------------
32  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of May 31, 2010:

                                               FAIR VALUE AT MAY 31, 2010
                            ----------------------------------------------------------------
                                 LEVEL 1           LEVEL 2
                              QUOTED PRICES         OTHER          LEVEL 3
                                IN ACTIVE        SIGNIFICANT     SIGNIFICANT
                               MARKETS FOR       OBSERVABLE     UNOBSERVABLE
DESCRIPTION(A)              IDENTICAL ASSETS       INPUTS          INPUTS           TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks               $366,311,991               $--         $--        $366,311,991
--------------------------------------------------------------------------------------------
Total Equity Securities        366,311,991                --          --         366,311,991
--------------------------------------------------------------------------------------------
Other
  Affiliated Money
    Market Fund(b)              35,442,630                --          --          35,442,630
  Investments of Cash
    Collateral Received
    for Securities on
    Loan                                --       116,889,387          --         116,889,387
--------------------------------------------------------------------------------------------
Total Other                     35,442,630       116,889,387          --         152,332,017
--------------------------------------------------------------------------------------------
Total                         $401,754,621      $116,889,387         $--        $518,644,008
--------------------------------------------------------------------------------------------


(a) See the Portfolio of Investments for all investment classifications not indicated in the table.

(b) Money market fund that is a sweep investment for cash balances in the Fund at May 31, 2010.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling 800.221.2450.


--------------------------------------------------------------------------------
34  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
MAY 31, 2010


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $340,118,305)             $366,311,991
  Affiliated money market fund (identified cost $35,442,630)         35,442,630
  Investments of cash collateral received for securities on loan
    (identified cost $116,889,387)                                  116,889,387
-------------------------------------------------------------------------------
Total investments in securities (identified cost $492,450,322)      518,644,008
Capital shares receivable                                               498,145
Dividends and accrued interest receivable                               343,955
Receivable for investment securities sold                             2,691,382
-------------------------------------------------------------------------------
Total assets                                                        522,177,490
-------------------------------------------------------------------------------
LIABILITIES
Bank overdraft                                                           80,568
Capital shares payable                                                  440,532
Payable for investment securities purchased                             650,107
Payable upon return of securities loaned                            116,889,387
Accrued investment management services fees                              10,754
Accrued distribution fees                                                73,258
Accrued transfer agency fees                                              2,904
Accrued administrative services fees                                        896
Accrued plan administration services fees                                   277
Other accrued expenses                                                   93,634
-------------------------------------------------------------------------------
Total liabilities                                                   118,242,317
-------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $403,935,173
-------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                    $    829,695
Additional paid-in capital                                          453,447,549
Undistributed net investment income                                         661
Accumulated net realized gain (loss)                                (76,536,418)
Unrealized appreciation (depreciation) on investments
  and on translation of assets and liabilities in foreign
  currencies                                                         26,193,686
-------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $403,935,173
-------------------------------------------------------------------------------
*Value of securities on loan                                       $112,638,494
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  35

STATEMENT OF ASSETS AND LIABILITIES (continued) -------------------------------- MAY 31, 2010

NET ASSET VALUE PER SHARE
                   NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A          $277,383,581           56,445,589                       $4.91(1)
Class B          $ 62,403,783           13,736,068                       $4.54
Class C          $  7,765,256            1,704,900                       $4.55
Class I          $ 43,814,661            8,585,111                       $5.10
Class R2         $    679,273              138,536                       $4.90
Class R3         $    439,854               88,320                       $4.98
Class R4         $    370,250               73,789                       $5.02
Class R5         $ 11,078,515            2,197,207                       $5.04
------------------------------------------------------------------------------



(1) The maximum offering price per share for Class A is $5.21. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
36  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED MAY 31, 2010


INVESTMENT INCOME
Income:
Dividends                                                     $  3,344,524
Income distributions from affiliated money market fund              91,526
Income from securities lending -- net                              334,169
  Less foreign taxes withheld                                      (49,391)
--------------------------------------------------------------------------
Total income                                                     3,720,828
--------------------------------------------------------------------------
Expenses:
Investment management services fees                              3,968,159
Distribution fees
  Class A                                                          629,566
  Class B                                                          635,056
  Class C                                                           71,205
  Class R2                                                           2,666
  Class R3                                                             433
Transfer agency fees
  Class A                                                          857,269
  Class B                                                          231,716
  Class C                                                           24,995
  Class R2                                                             267
  Class R3                                                              87
  Class R4                                                             102
  Class R5                                                           4,818
Administrative services fees                                       300,718
Plan administration services fees
  Class R2                                                           1,333
  Class R3                                                             433
  Class R4                                                             508
Compensation of board members                                       11,655
Custodian fees                                                      26,195
Printing and postage                                                86,100
Registration fees                                                   56,280
Professional fees                                                   29,214
Other                                                               20,724
--------------------------------------------------------------------------
Total expenses                                                   6,959,499
  Expenses waived/reimbursed by the Investment Manager and
    its affiliates                                                (914,486)
--------------------------------------------------------------------------
Total net expenses                                               6,045,013
--------------------------------------------------------------------------
Investment income (loss) -- net                                 (2,324,185)
--------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions               30,817,229
Net change in unrealized appreciation (depreciation) on
  investments
  and on translation of assets and liabilities in foreign
  currencies                                                   107,931,214
--------------------------------------------------------------------------
Net gain (loss) on investments and foreign currencies          138,748,443
--------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                  $136,424,258
--------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  37

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED MAY 31,                                                    2010           2009
OPERATIONS
Investment income (loss) -- net                               $ (2,324,185) $    (361,297)
Net realized gain (loss) on security transactions               30,817,229    (96,795,865)
Net change in unrealized appreciation (depreciation) on
  investments and
  on translation of assets and liabilities in foreign
  currencies                                                   107,931,214    (50,135,809)
-----------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
  operations                                                   136,424,258   (147,292,971)
-----------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
     Class A shares                                             58,650,744     20,037,353
     Class B shares                                              3,280,643      3,354,627
     Class C shares                                              1,129,301        677,299
     Class I shares                                              2,463,343     27,632,990
     Class R2 shares                                               254,189        265,632
     Class R3 shares                                               410,702         21,784
     Class R4 shares                                               260,951         15,684
     Class R5 shares                                             2,522,501      1,945,501
Conversions from Class B to Class A
     Class A shares                                              8,963,951      7,988,534
     Class B shares                                             (8,963,951)    (7,988,534)
Payments for redemptions
     Class A shares                                            (74,769,875)   (94,381,809)
     Class B shares                                            (16,971,542)   (27,155,776)
     Class C shares                                             (1,724,673)    (2,333,768)
     Class I shares                                            (15,248,175)    (1,367,795)
     Class R2 shares                                               (93,907)       (64,927)
     Class R3 shares                                               (38,463)        (2,129)
     Class R4 shares                                              (113,346)       (29,335)
     Class R5 shares                                            (1,953,875)    (1,366,729)
-----------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share
  transactions                                                 (41,941,482)   (72,751,398)
-----------------------------------------------------------------------------------------
Total increase (decrease) in net assets                         94,482,776   (220,044,369)
Net assets at beginning of year                                309,452,397    529,496,766
-----------------------------------------------------------------------------------------
Net assets at end of year                                     $403,935,173  $ 309,452,397
-----------------------------------------------------------------------------------------
Undistributed net investment income/accumulated net
  investment loss                                             $        661  $      (5,061)
-----------------------------------------------------------------------------------------



Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
38  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. For periods ended 2008 and after, per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                      YEAR ENDED MAY 31,
CLASS A                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $3.35        $4.73        $6.56       $6.67       $6.62
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .00(a)       .03          --        (.01)
Net gains (losses) (both realized and
 unrealized)                                         1.58        (1.38)       (1.02)       1.17        1.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.56        (1.38)        (.99)       1.17        1.09
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)      (1.28)      (1.04)
Tax return of capital                                  --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)      (1.28)      (1.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.91        $3.35        $4.73       $6.56       $6.67
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       46.57%      (29.18%)     (15.03%)     19.76%      17.63%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.79%        1.79%        1.56%       1.58%       1.49%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.52%        1.35%        1.37%       1.42%       1.49%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.54%)        .04%         .51%       (.08%)      (.09%)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)              $277         $194         $365        $682        $685
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%         58%         77%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  39

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS B                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $3.12        $4.44        $6.26       $6.46       $6.45
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.05)        (.02)        (.01)       (.05)       (.06)
Net gains (losses) (both realized and
 unrealized)                                         1.47        (1.30)        (.97)       1.13        1.11
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.42        (1.32)        (.98)       1.08        1.05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)      (1.28)      (1.04)
Tax return of capital                                  --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)      (1.28)      (1.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.54        $3.12        $4.44       $6.26       $6.46
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       45.51%      (29.73%)     (15.64%)     18.93%      17.49%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.56%        2.56%        2.33%       2.34%       2.25%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.30%        2.12%        2.13%       2.18%       2.25%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.31%)       (.73%)       (.26%)      (.84%)      (.82%)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $62          $61         $128        $260        $296
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%         58%         77%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
40  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS C                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $3.12        $4.45        $6.27       $6.48       $6.47
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.05)        (.02)        (.01)       (.05)       (.05)
Net gains (losses) (both realized and
 unrealized)                                         1.48        (1.31)        (.97)       1.12        1.10
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.43        (1.33)        (.98)       1.07        1.05
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)      (1.28)      (1.04)
Tax return of capital                                  --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)      (1.28)      (1.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.55        $3.12        $4.45       $6.27       $6.48
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       45.83%      (29.89%)     (15.61%)     18.71%      17.46%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.55%        2.55%        2.33%       2.34%       2.25%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            2.28%        2.11%        2.13%       2.18%       2.25%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.29%)       (.72%)       (.24%)      (.80%)      (.82%)
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $8           $6          $10         $18         $19
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%         58%         77%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  41

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS I                                            --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $3.46        $4.87        $6.69       $6.75       $6.68
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          .00(a)       .02          .05         .02         .02
Net gains (losses) (both realized and
 unrealized)                                         1.64        (1.43)       (1.03)       1.20        1.09
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.64        (1.41)        (.98)       1.22        1.11
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)      (1.28)      (1.04)
Tax return of capital                                  --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)      (1.28)      (1.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.10        $3.46        $4.87       $6.69       $6.75
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       47.40%      (28.95%)     (14.54%)     20.29%      17.76%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.20%        1.18%        1.05%       1.10%       1.00%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.07%         .93%         .96%       1.05%       1.00%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.08%)        .50%         .92%        .31%        .38%
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $44          $40          $15         $27         $13
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%         58%         77%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
42  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                 YEAR ENDED MAY 31,
CLASS R2                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(d)
Net asset value, beginning of period                $3.35        $4.76        $6.61        $7.30
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.04)        (.01)         .02           --
Net gains (losses) (both realized and
 unrealized)                                         1.59        (1.40)       (1.03)         .59
------------------------------------------------------------------------------------------------
Total from investment operations                     1.55        (1.41)       (1.01)         .59
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)       (1.28)
Tax return of capital                                  --           --         (.01)          --
------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)       (1.28)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.90        $3.35        $4.76        $6.61
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       46.27%      (29.62%)     (15.22%)      10.06%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                      2.00%        1.92%        1.84%        1.90%(e)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.87%        1.71%        1.74%        1.78%(e)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.89%)       (.30%)        .36%        (.42%)(e)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1          $--          $--          $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%          58%
------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  43

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                 YEAR ENDED MAY 31,
CLASS R3                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(d)
Net asset value, beginning of period                $3.39        $4.80        $6.62        $7.30
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.03)         .00(a)       .04          .01
Net gains (losses) (both realized and
 unrealized)                                         1.62        (1.41)       (1.02)         .59
------------------------------------------------------------------------------------------------
Total from investment operations                     1.59        (1.41)        (.98)         .60
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)       (1.28)
Tax return of capital                                  --           --         (.01)          --
------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)       (1.28)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $4.98        $3.39        $4.80        $6.62
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       46.90%      (29.38%)     (14.72%)      10.22%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                      1.76%        1.76%        1.63%        1.68%(e)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.62%        1.45%        1.26%        1.53%(e)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.65%)        .08%         .69%        (.17%)(e)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--          $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%          58%
------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
44  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                      YEAR ENDED MAY 31,
CLASS R4                                           --------------------------------------------------------
PER SHARE DATA                                      2010         2009         2008        2007        2006
Net asset value, beginning of period                $3.41        $4.81        $6.62       $6.71       $6.66
-----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.02)         .01          .05         .01         .01
Net gains (losses) (both realized and
 unrealized)                                         1.63        (1.41)       (1.02)       1.18        1.08
-----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.61        (1.40)        (.97)       1.19        1.09
-----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)      (1.28)      (1.04)
Tax return of capital                                  --           --         (.01)         --          --
-----------------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)      (1.28)      (1.04)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.02        $3.41        $4.81       $6.62       $6.71
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       47.21%      (29.11%)     (14.56%)     19.95%      17.52%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.50%        1.42%        1.35%       1.39%       1.30%
-----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.37%        1.01%         .99%       1.25%       1.30%
-----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.37%)        .39%         .94%        .10%        .09%
-----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--          $--         $--         $--
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%         58%         77%
-----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  45

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                 YEAR ENDED MAY 31,
CLASS R5                                           ---------------------------------------------
PER SHARE DATA                                      2010         2009         2008       2007(d)
Net asset value, beginning of period                $3.42        $4.82        $6.63        $7.30
------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.01)         .02          .06          .02
Net gains (losses) (both realized and
 unrealized)                                         1.63        (1.42)       (1.03)         .59
------------------------------------------------------------------------------------------------
Total from investment operations                     1.62        (1.40)        (.97)         .61
------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --           --         (.83)       (1.28)
Tax return of capital                                  --           --         (.01)          --
------------------------------------------------------------------------------------------------
Total distributions                                    --           --         (.84)       (1.28)
------------------------------------------------------------------------------------------------
Net asset value, end of period                      $5.04        $3.42        $4.82        $6.63
------------------------------------------------------------------------------------------------
TOTAL RETURN                                       47.37%      (29.05%)     (14.54%)      10.39%
------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                      1.25%        1.18%        1.08%        1.15%(e)
------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.12%         .96%         .99%        1.03%(e)
------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.14%)        .45%        1.16%         .33%(e)
------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $11           $7           $9          $--
------------------------------------------------------------------------------------------------
Portfolio turnover rate                               80%         120%          45%          58%
------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
(a) Rounds to less than $0.01 per share.
(b) Expense ratio includes the impact of a performance incentive adjustment, if any. In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds), before giving effect to any performance incentive adjustment.
(d) For the period from Dec. 11, 2006 (when shares became publicly available) to May 31, 2007.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
46  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

RiverSource Partners Small Cap Value Fund (the Fund) is a series of RiverSource Managers Series, Inc. (the Corporation) and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Corporation has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Corporation's Board of Directors (the Board). The Fund invests primarily in small cap companies with market capitalization, at the time of investment, of up to $2.5 billion or that fall within the range of the Russell 2000 Value Index.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Class I, Class R2, Class R3, Class R4 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

At May 31, 2010, Columbia Management Investment Advisers, LLC (formerly RiverSource Investments, LLC) (the Investment Manager) and affiliated funds-of-funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but, rather, organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have an effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close of business of the New York Stock Exchange (NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price from the primary exchange. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on

--------------------------------------------------------------------------------
48  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

FOREIGN CURRENCY TRANSLATIONS
Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the Statement of Operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The market value of securities held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all tax returns filed for the last three years.

FOREIGN CAPITAL GAINS TAXES
Realized gains in certain countries may be subject to foreign taxes at the fund level, at rates ranging from approximately 10% to 15%. The Fund pays such foreign taxes on net realized gains at the appropriate rate for each jurisdiction.

RECENT ACCOUNTING PRONOUNCEMENT
On Jan. 21, 2010, the FASB issued an Accounting Standards Update (the amendment), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose the input and valuation techniques used to measure fair value for both recurring and non-recurring fair value measurements for Level 2 and Level 3 positions. The amendment also requires that transfers between all levels (including Level 1 and Level 2) be disclosed on a gross basis (i.e., transfers out must be disclosed separately from transfers in), and the reason(s) for the transfer. Additionally purchases, sales, issuances and settlements must be disclosed on a gross basis in the Level 3 rollforward. The effective date of the amendment is for interim and annual periods beginning after Dec. 15, 2009, however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after Dec. 15, 2010. At this time the Fund is evaluating the implications of the amendment and the impact to the financial statements.


--------------------------------------------------------------------------------
50  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, the Investment Manager is responsible for the management of the Fund. Day-to-day portfolio management of the Fund is provided by the Fund's subadvisers. See subadvisory agreements below. The management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.97% to 0.87% as the Fund's net assets increase. The fee may be adjusted upward or downward by a performance incentive adjustment determined monthly by measuring the percentage difference over a rolling 12-month period between the annualized performance of one Class A share of the Fund and the annualized performance of the Lipper Small-Cap Value Funds Index. In certain circumstances, the Board may approve a change in the index. The maximum adjustment is 0.12% per year. If the performance difference is less than 0.50%, the adjustment will be zero. The adjustment increased the management fee by $353,598 for the year ended May 31, 2010. The management fee for the year ended May 31, 2010 was 1.05% of the Fund's average daily net assets, including the adjustment under the terms of the performance incentive arrangement.

SUBADVISORY AGREEMENTS
The Investment Manager has Subadvisory Agreements with Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., Metropolitan West Capital Management, LLC and Turner Investment Partners, Inc. (Turner), each of which subadvises a portion of the assets of the Fund. Effective Feb. 19, 2010, Turner replaced Federated MDTA LLC as subadviser to the Fund. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager's determination of the allocation that is in the best interests of the shareholders. Each subadviser's proportionate share of investments in the Fund will vary due to market fluctuations. The Investment

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  51

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Manager contracts with and compensates each subadviser to manage the investment of the Fund's assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended May 31, 2010 was 0.08% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended May 31, 2010, other expenses paid to this company were $1,160.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource, Seligman and Threadneedle funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (formerly RiverSource Service Corporation) (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the account becomes inactive. These fees are included in the transfer agency fees in the Statement of Operations.


--------------------------------------------------------------------------------
52  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement with the Transfer Agent, the Fund pays an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (formerly RiverSource Fund Distributors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,006,000 and $106,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Jan. 31, 2010, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $280,737 for Class A, $23,880 for Class B and $588 for Class C for the year ended May 31, 2010.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended May 31, 2010, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), including the adjustment under the terms of a performance incentive arrangement, were as follows:

Class A..............................................  1.52%
Class B..............................................  2.30
Class C..............................................  2.28
Class I..............................................  1.07
Class R2.............................................  1.87
Class R3.............................................  1.62
Class R4.............................................  1.37
Class R5.............................................  1.12




--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  53

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A...........................................  $353,615
Class B...........................................    89,175
Class C...........................................    10,042


The management fees waived/reimbursed at the Fund level were $461,654.

Under an agreement which is effective until July 31, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and reimburse certain expenses such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.43%
Class B..............................................  2.21
Class C..............................................  2.19
Class I..............................................  0.98
Class R2.............................................  1.78
Class R3.............................................  1.53
Class R4.............................................  1.28
Class R5.............................................  1.03


Effective Aug. 1, 2010, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until July 31, 2011, unless sooner terminated at the sole discretion of the Board, such that net expenses (excluding fees and expenses of acquired funds*), before giving effect to any performance incentive adjustment, will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.50%
Class B..............................................  2.27
Class C..............................................  2.26
Class I..............................................  1.05
Class R2.............................................  1.85
Class R3.............................................  1.60
Class R4.............................................  1.35
Class R5.............................................  1.10


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.


--------------------------------------------------------------------------------
54  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $263,965,878 and $310,235,851, respectively, for the year ended May 31, 2010. Realized gains and losses are determined on an identified cost basis.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED MAY 31,                             2010        2009*
-------------------------------------------------------------------
CLASS A
Sold                                        12,784,447    6,087,312
Converted from Class B**                     2,358,753    1,920,321
Redeemed                                   (16,753,077) (27,169,235)
-------------------------------------------------------------------
Net increase (decrease)                     (1,609,877) (19,161,602)
-------------------------------------------------------------------

CLASS B
Sold                                           809,349    1,083,362
Converted to Class A**                      (2,539,167)  (2,048,342)
Redeemed                                    (4,202,258)  (8,282,827)
-------------------------------------------------------------------
Net increase (decrease)                     (5,932,076)  (9,247,807)
-------------------------------------------------------------------

CLASS C
Sold                                           265,247      219,354
Redeemed                                      (418,608)    (710,095)
-------------------------------------------------------------------
Net increase (decrease)                       (153,361)    (490,741)
-------------------------------------------------------------------

CLASS I
Sold                                           547,450    8,990,188
Redeemed                                    (3,662,336)    (450,035)
-------------------------------------------------------------------
Net increase (decrease)                     (3,114,886)   8,540,153
-------------------------------------------------------------------

CLASS R2
Sold                                            56,227       68,954
Redeemed                                       (19,744)     (16,115)
-------------------------------------------------------------------
Net increase (decrease)                         36,483       52,839
-------------------------------------------------------------------

CLASS R3
Sold                                            88,068        7,428
Redeemed                                        (7,702)        (657)
-------------------------------------------------------------------
Net increase (decrease)                         80,366        6,771
-------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

YEAR ENDED MAY 31,                             2010        2009*
-------------------------------------------------------------------
CLASS R4
Sold                                            52,053        3,797
Redeemed                                       (23,293)     (10,469)
-------------------------------------------------------------------
Net increase (decrease)                         28,760       (6,672)
-------------------------------------------------------------------

CLASS R5
Sold                                           555,133      569,588
Redeemed                                      (430,309)    (404,947)
-------------------------------------------------------------------
Net increase (decrease)                        124,824      164,641
-------------------------------------------------------------------


 * Certain line items from prior year have been renamed to conform to the current year presentation.
** Automatic conversion of Class B shares to Class A shares based on the original purchase date.

6. LENDING OF PORTFOLIO SECURITIES

The Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At May 31, 2010, securities valued at $112,638,494 were on loan, secured by cash collateral of $116,889,387 invested in short-term securities or in cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.


--------------------------------------------------------------------------------
56  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $334,169 earned from securities lending for the year ended May 31, 2010 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of RiverSource, Seligman and Threadneedle funds and other institutional clients of the Investment Manager. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $134,490,682 and $131,310,599, respectively, for the year ended May 31, 2010. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at May 31, 2010, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


amount of the credit facility. Prior to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource, Seligman and Threadneedle funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended May 31, 2010.

9. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of real estate investment trust (REIT) distributions, investments in partnerships, post-October losses and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $2,329,907 and accumulated net realized loss has been decreased by $4,546 resulting in a net reclassification adjustment to decrease paid-in capital by $2,334,453.

For the years ended May 31, 2010 and 2009, there were no distributions.

At May 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...................  $         --
Undistributed accumulated long-term gain........  $         --
Accumulated realized loss.......................  $(66,320,839)
Unrealized appreciation (depreciation)..........  $ 15,978,768


For federal income tax purposes, the Fund had a capital loss carry-over of $66,320,839 at May 31, 2010, that if not offset by capital gains will expire as follows:

    2017           2018
$20,926,946    $45,393,893




--------------------------------------------------------------------------------
58  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

10. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

11. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource, Seligman and Threadneedle funds' Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An

--------------------------------------------------------------------------------
60  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------



adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE PARTNERS SMALL CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Partners Small Cap Value Fund (the
Fund) (one of the portfolios constituting the RiverSource Managers Series, Inc.) as of May 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through May 31, 2007, were audited by other auditors whose report dated July 20, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
62  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Partners Small Cap Value Fund of the RiverSource Managers Series, Inc. at May 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
July 21, 2010


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  63

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended May 31, 2010

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
64  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. Each Board member oversees 152 RiverSource, Seligman and Threadneedle funds. Under current Board policy, members generally serve until the next regular shareholders' meeting, until he or she reaches the mandatory retirement age established by the Board, or the fifteenth anniversary of the first Board meeting they attended as members of the Board.

INDEPENDENT BOARD MEMBERS*

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      1/11/06               Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource and Threadneedle Funds, 1999-2006;    None
901 S. Marquette Ave.      1/5/99                former Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      11/11/07              Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      11/1/04               University; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      3/1/85
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      11/1/05                                                                        Insurance; Hapoalim
Minneapolis, MN 55402                                                                                     Securities USA, Inc.
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 1/1/07,         College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member                                                                   irrigation systems)
Age 71                     since 1/1/02
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  65

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member          Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      since 11/7/08         former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 67
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      11/1/04               real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member          Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      since 11/7/08         President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      11/13/02              since 2003 (biotechnology); former President, Aquila     Pharmaceuticals,
Minneapolis, MN 55402                            Biopharmaceuticals                                       Inc.
Age 66                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------



* Mr. Laikind may be deemed, as a technical matter, an interested person of RiverSource International Managers Series, Inc. and RiverSource Variable Series Trust because he serves as an independent director of a broker-dealer that has executed transactions for subadvisers to certain of the funds.


--------------------------------------------------------------------------------
66  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH THE INVESTMENT MANAGER*


                                                                                                          OTHER PRESENT OR
NAME,                      POSITION HELD                                                                  PAST DIRECTORSHIPS
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     (WITHIN PAST 5
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   YEARS)
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member          Chairman of the Board, Columbia Management Investment    None
53600 Ameriprise           since 11/7/01,        Advisers, LLC (formerly RiverSource Investments, LLC)
Financial Center           Vice President since  since May 2010 (previously President, Chairman of the
Minneapolis, MN 55474      2002                  Board and Chief Investment Officer, 2001-April 2010);
Age 49                                           Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Chief Executive
                                                 Officer, U.S. Asset Management &
                                                 President -- Annuities, Ameriprise Financial, Inc.
                                                 since May 2010 (previously President -- U.S. Asset
                                                 Management and Chief Investment Officer, 2005-April
                                                 2010 and Senior Vice President -- Chief Investment
                                                 Officer, 2001-2005); Director, President and Chief
                                                 Executive Officer, Ameriprise Certificate Company since
                                                 2006; Director, Columbia Management Investment
                                                 Distributors, Inc. (formerly RiverSource Fund
                                                 Distributors, Inc.) since May 2010 (previously Chairman
                                                 of the Board and Chief Executive Officer, 2008-April
                                                 2010); Chairman of the Board and Chief Executive
                                                 Officer, RiverSource Distributors, Inc. since 2006;
                                                 former Chief Investment Officer and Managing Director,
                                                 Zurich Scudder Investments
------------------------------------------------------------------------------------------------------------------------------


* Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the investment manager or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling 800.221.2450; contacting your financial intermediary; or visiting riversource.com/funds.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  67

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
J. Kevin Connaughton       President since       Senior Vice President and General Manager -- Mutual
One Financial Center       5/1/10                Fund Products, Columbia Management Investment Advisers,
Boston, MA 02111                                 LLC since May 2010; President, Columbia Funds since
Age 46                                           2009 (previously Senior Vice President and Chief
                                                 Financial Officer, June 2008 -- January 2009);
                                                 President, Atlantic Funds and Nations Funds since 2009;
                                                 Managing Director of Columbia Management Advisors, LLC,
                                                 December 2004 -- April 2010; Treasurer, Columbia Funds,
                                                 October 2003 -- May 2008; Treasurer, the Liberty Funds,
                                                 Stein Roe Funds and Liberty All-Star Funds, December
                                                 2000 -- December 2006; Senior Vice
                                                 President -- Columbia Management Advisors, LLC, April
                                                 2003 -- December 2004; President, Columbia Funds,
                                                 Liberty Funds and Stein Roe Funds, February
                                                 2004 -- October 2004
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Senior Vice President and Chief Operating Officer,
5228 Ameriprise Financial  12/5/06               Columbia Management Investment Advisers, LLC (formerly
Center Minneapolis, MN                           RiverSource Investments, LLC) since May 2010
55474                                            (previously Chief Administrative Officer, 2009 -- April
Age 44                                           2010 and Vice President -- Asset Management and Trust
                                                 Company Services, 2006-2009 and Vice
                                                 President -- Operations and Compliance, 2004-2006);
                                                 Senior Vice President, Atlantic Funds, Columbia Funds
                                                 and Nations Funds since May 2010; Director of Product
                                                 Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since       Chief Financial Officer, Columbia Management Investment
105 Ameriprise             7/10/02               Distributors, Inc. (formerly RiverSource Fund
Financial Center                                 Distributors, Inc.) and of Seligman Data Corp. since
Minneapolis, MN 55474                            2008; Vice President -- Investment Accounting,
Age 54                                           Ameriprise Financial, Inc. since 2002; Chief Financial
                                                 Officer, RiverSource Distributors, Inc. since 2006
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
68  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Scott R. Plummer           Vice President,       Chief Legal Officer and Assistant Secretary, Columbia
5228 Ameriprise Financial  General Counsel and   Management Investment Advisers, LLC (formerly
Center                     Secretary since       RiverSource Investments, LLC) since June 2005; Vice
Minneapolis, MN 55474      12/5/06               President and Lead Chief Counsel -- Asset Management,
Age 50                                           Ameriprise Financial, Inc. since May 2010 (previously
                                                 Vice President and Chief Counsel -- Asset Management,
                                                 2005-April 2010 and Vice President -- Asset Management
                                                 Compliance, 2004-2005); Senior Vice President,
                                                 Secretary and Chief Legal Officer, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010; Vice
                                                 President, Chief Counsel and Assistant Secretary,
                                                 Columbia Management Investment Distributors, Inc.
                                                 (formerly RiverSource Fund Distributors, Inc.) since
                                                 2008; Vice President, General Counsel and Secretary,
                                                 Ameriprise Certificate Company since 2005; Chief
                                                 Counsel, RiverSource Distributors, Inc. since 2006;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Michael A. Jones           Vice President since  Director and President, Columbia Management Investment
100 Federal Street         5/1/10                Advisers, LLC since May 2010; President and Director,
Boston, MA 02110                                 Columbia Management Investment Distributors, Inc. since
Age 51                                           May 2010; Senior Vice President, Atlantic Funds,
                                                 Columbia Funds and Nations Funds since May 2010;
                                                 Manager, Chairman, Chief Executive Officer and
                                                 President, Columbia Management Advisors, LLC,
                                                 2007 -- April 2010; Chief Executive Officer, President
                                                 and Director, Columbia Management Distributors, Inc.,
                                                 2006 -- April 2010; former Co-President and Senior
                                                 Managing Director, Robeco Investment Management
--------------------------------------------------------------------------------------------------------

Colin Moore                Vice President since  Chief Investment Officer, Columbia Management
One Financial Center       5/1/10                Investment Advisers, LLC since May 2010; Senior Vice
Boston, MA 02111                                 President, Atlantic Funds, Columbia Funds and Nations
Age 52                                           Funds since May 2010; Manager, Managing Director and
                                                 Chief Investment Officer, Columbia Management Advisors,
                                                 LLC, 2007- April 2010; Head of Equities, Columbia
                                                 Management Advisors, LLC, 2002-Sept. 2007
--------------------------------------------------------------------------------------------------------

Linda Wondrack             Chief Compliance      Vice President and Chief Compliance Officer, Columbia
One Financial Center       Officer since 5/1/10  Management Investment Advisers, LLC since May 2010;
Boston, MA 02111                                 Chief Compliance Officer, Columbia Funds since 2007;
Age 46                                           Senior Vice President and Chief Compliance Officer,
                                                 Atlantic Funds and Nations Funds since 2007; Director
                                                 (Columbia Management Group, LLC and Investment Product
                                                 Group Compliance), Bank of America, June 2005 -- April
                                                 2010; Director of Corporate Compliance and Conflicts
                                                 Officer, MFS Investment Management (investment
                                                 management), August 2004 -- May 2005
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  69

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUNDS AND        PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer and
Center                     since 11/9/05 and     Identity Theft Prevention Officer, Columbia Management
Minneapolis, MN 55474      Identity Theft        Investment Distributors, Inc. (formerly RiverSource
Age 46                     Prevention Officer    Fund Distributors, Inc.) since 2008; Anti-Money
                           since 2008            Laundering Officer, Ameriprise Financial, Inc. since
                                                 2005; Compliance Director, Ameriprise Financial, Inc.,
                                                 2004-2008
--------------------------------------------------------------------------------------------------------






--------------------------------------------------------------------------------
70  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT ----------------------------------------------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), serves as the investment manager to the Fund. Under an investment management services agreement (the "IMS Agreement"), Columbia Management provides investment advice and other services to the Fund and all RiverSource funds (collectively, the "Funds"). In addition, under the subadvisory agreements (the "Subadvisory Agreements") between Columbia Management and each subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith), Metropolitan West Capital Management, LLC (MetWest Capital) and Turner Investment Partners, Inc. (Turner) (collectively, the "Subadvisers"), the Subadvisers perform portfolio management and related services for the Fund.

On an annual basis, the Fund's Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), considers renewal of each of the IMS Agreement and the Subadvisory Agreements. Columbia Management prepared detailed reports for the Board and its Contracts Committee in March and April 2010, including reports based on data provided by independent organizations and a comprehensive response to each item of information requested by independent legal counsel to the Independent Directors ("Independent Legal Counsel") in a letter to the investment manager, to assist the Board in making these determinations. All of the materials presented in March and April 2010 were first supplied in draft form to designated representatives of the Independent Directors, i.e., Independent Legal Counsel, the Chair of the Board and the Chair of the Contracts Committee (including materials relating to the Fund's new expense cap), and the final materials were revised to reflect comments provided by these Board representatives. In addition, throughout the year, the Board (or its committees) reviews information prepared by Columbia Management addressing the services Columbia Management provides and Fund performance. The Board accords particular weight to the work, deliberations and conclusions of the Contracts Committee, the Investment Review Committee and the Compliance Committee in determining whether to continue the IMS Agreement and the Subadvisory Agreements. At the April 6-8, 2010 in-person Board meeting (the "April Meeting"), Independent Legal Counsel reviewed with the Independent Directors various factors relevant to the Board's consideration of advisory and subadvisory agreements and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved renewal of the IMS Agreement and the Subadvisory Agreements with Barrow

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  71

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


Hanley, Donald Smith and MetWest Capital (collectively, the "Advisory Agreements"). (Because the Board approved the Subadvisory Agreement with Turner for an initial two-year term in January 2010, no action was taken on the Subadvisory Agreement at the April Meeting.)

Nature, Extent and Quality of Services Provided by Columbia Management and Barrow Hanley, Donald Smith and MetWest Capital: The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Management and Barrow Hanley, Donald Smith and MetWest Capital, as well as their expertise, resources and capabilities. The Board specifically considered many developments during the past year concerning the services provided by Columbia Management, including, in particular, the continued investment in, and resources dedicated to, the Fund's operations, most notably, management's announcement of the massive investment made in the acquisition of the long-term asset management business of Columbia Management Group, LLC (the "Columbia Transaction") and the completed integration of J. & W. Seligman & Co. Incorporated, acquisitions which should continue to enhance investment capabilities and provide access to a greater depth of experienced portfolio managers in key categories. The Board noted, in particular, that upon the close of the Columbia Transaction, the investment manager will have grown to 10 investment offices (compared to 6 in 2009). In addition, the Board reviewed information concerning the investment manager's new Chief Investment Officer upon the close of the Columbia Transaction, including the application of his particular investment philosophy, which is intended to enhance the risk and portfolio management oversight of the entire fund family.

Moreover, in connection with the Board's evaluation of the overall package of services provided by Columbia Management, the Board considered the quality of the administrative and transfer agency services provided by Columbia Management's affiliates to the Fund. The Board also reviewed the financial condition of Columbia Management, its affiliates and Barrow Hanley, Donald Smith and MetWest Capital, and each entity's ability to carry out its responsibilities under the Advisory Agreements. Further, the Board considered Columbia Management's ability to retain key personnel in certain targeted areas and its expectations in this regard. The Board also discussed the acceptability of the terms of the Advisory Agreements (including the relatively broad scope of services required to be performed by Columbia Management). The Board concluded that the services being performed under the Advisory Agreements were of a reasonably high quality.


--------------------------------------------------------------------------------
72  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------

Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Management, its affiliates and Barrow Hanley, Donald Smith and MetWest Capital, were in a position to continue to provide a high quality and level of services to the Fund.

Investment Performance: For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports containing data prepared by an independent organization showing, for various periods, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group and the net assets of the Fund. The Board observed that the Fund's investment performance met expectations. Additionally, the Board reviewed the performance of Barrow Hanley, Donald Smith and MetWest Capital and Columbia Management's processes for monitoring them. The Board considered, in particular, management's rationale for recommending the continued retention of each Subadviser.

Comparative Fees, Costs of Services Provided and the Profits Realized By Columbia Management and its Affiliates from their Relationships with the
Fund: The Board reviewed comparative fees and the costs of services to be provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (prepared by an independent organization) showing a comparison of the Fund's expenses with median expenses paid by funds in its peer group, as well as data showing the Fund's contribution to Columbia Management's profitability.

The Board accorded particular weight to the notion that the level of fees should reflect a rational pricing model applied consistently across the various product lines in the Funds' family, while assuring that the overall fees for each fund (with few defined exceptions) are generally in line with the "pricing philosophy" (i.e., that the total expense ratio of each fund (excluding the effect of a performance incentive adjustment), with few exceptions, is at or below the median expense ratio of funds in the same comparison group). Although the Fund's expense ratio was higher than the median ratio, the Board was satisfied with the consistent and rational fee schedule applicable to the Fund and the other Funds. The Board also considered the Fund's performance incentive adjustment and noted its continued appropriateness. The Board further observed that the subadvisory fees paid under each of the Subadvisory Agreements are borne by

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  73

APPROVAL OF INVESTMENT MANAGEMENT SERVICES
AGREEMENT (continued) ----------------------------------------------------------


the investment manager and not the Fund. Based on its review, the Board concluded that the fees paid under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services that the Fund receives.

The Board also considered various preliminary integration plans in connection with the Columbia Transaction which, if implemented, would impact the fee structures of various RiverSource Funds. The Board was satisfied with the principles underlying these plans, which, at their preliminary stage, are designed to achieve a rational, consistent pricing model across the combined fund families, as well as preserve the "pricing philosophy" of the Funds.

The Board also considered the expected profitability of Columbia Management and its affiliates in connection with Columbia Management providing investment management services to the Fund. In this regard, the Board referred to a detailed profitability report, discussing the profitability to Columbia Management and Ameriprise Financial from managing and operating the Fund, including data showing comparative profitability over the past two years. In this regard, the Board observed slightly reduced profitability in 2009 vs. 2008. The Board also considered the services acquired by the investment manager through the use of commission dollars paid by the Funds on portfolio transactions. The Board noted that the fees paid by the Fund should permit the investment manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.

Economies of Scale to be Realized: The Board also considered the economies of scale that might be realized by Columbia Management as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. The Board considered that the IMS Agreement provides for lower fees as assets increase at pre-established breakpoints and concluded that the IMS Agreement satisfactorily provided for sharing these economies of scale.

Based on the foregoing, the Board, including all of the Independent Directors, concluded that the investment management service fees and subadvisory fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On April 8, 2010, the Board, including all of the Independent Directors, approved the renewal of each of the Advisory Agreements for an additional annual period.


--------------------------------------------------------------------------------
74  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

APPROVAL OF THE SUBADVISORY AGREEMENT BETWEEN TURNER INVESTMENT PARTNERS, INC. AND COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC ------------------------------

Columbia Management Investment Advisers, LLC ("Columbia Management" or the "investment manager"), formerly known as RiverSource Investments, LLC, a wholly-owned subsidiary of Ameriprise Financial, Inc., serves as the investment manager to RiverSource Partners Small Cap Value Fund (the "Fund"). Under an investment management services agreement ("IMS Agreement"), Columbia Management provides investment advice and other services to the Fund. In addition, under a Subadvisory Agreement (the "Subadvisory Agreement") between Columbia Management and Turner Investment Partners, Inc. ("Turner"), Turner has provided portfolio management and related services for the Fund since February 2010.

At the January 14, 2010 meeting (January Meeting) of the Board of Directors (the "Board"), including the independent Board members (the "Independent Directors"), independent legal counsel to the Independent Directors reviewed with the Independent Directors various factors relevant to the Board's consideration of the Subadvisory Agreement between the investment manager and Turner, and the Board's legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Directors, approved the Subadvisory Agreement.

Nature, Extent and Quality of Service Provided by Turner: The Board considered its analysis of various reports and presentations received by it or one of its committees detailing the services to be performed by Turner, as a subadviser for the Fund, as well as its history, reputation, expertise, resources and relative capabilities, and the qualifications of its personnel. The Board also considered Turner's compliance program and observed that Turner already serves as subadviser to one other RiverSource fund, Variable Portfolio-Partners Small Cap Value Fund, noting that Turner's compliance program had previously been considered and approved in connection with such fund's subadvisory agreement. The Board considered how Turner's investment strategy/style would complement the Fund's other subadvisers. The Board also considered the financial condition of Turner and its capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. The Board also discussed the acceptability of the terms of the Subadvisory Agreement including the relatively broad scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement were substantially consistent with the terms of the existing subadvisory agreement between Columbia Management and Turner for Variable Portfolio-Partners Small Cap Value Fund. Based on the foregoing, and based on other information received (both oral and written) and other

--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  75

APPROVAL OF THE SUBADVISORY AGREEMENT BETWEEN TURNER INVESTMENT PARTNERS, INC. AND COLUMBIA MANAGEMENT INVESTMENT ADVISERS, LLC (continued) -------------------


considerations, including, in particular, Columbia Management's recommendation that the Board approve entering into the Subadvisory Agreement with Turner, which is unaffiliated with Columbia Management, and that the agreement is in the Fund's best interest, the Board concluded that Turner was in a position to provide a high quality and level of service to the Fund.

Investment Performance of Turner: For purposes of evaluating the nature, extent and quality of services provided under the Subadvisory Agreement, the Board considered Turner's overall performance record in overseeing Variable Portfolio-Partners Small Cap Value Fund, as well as its performance in managing other portfolios with similar strategies as those proposed for the Fund. The Board also considered its review of Turner at the April 2009 Meeting (in connection with its services already provided to Variable Portfolio-Partners Small Cap Value Fund).

Costs of Services Provided: The Board reviewed the proposed level of subadvisory fees, noting that the proposed fees would be paid by Columbia Management and would not impact the fees paid by the Fund. The Board discussed the differences in the subadvisory fee rates applicable to the Fund's other subadvisers. The Board observed that the proposed subadvisory fee level for Turner was comparable to those charged by the Fund's other subadvisers. The Board also discussed the potential revenue benefit to Columbia Management assuming implementation of both the Subadvisory Agreement and the fee schedule change that had been proposed for Variable Portfolio-Partners Small Cap Value Fund.

Profitability and Economies of Scale to be Realized: The Board recognized that, because Turner's fees would be paid by Columbia Management and not the Fund, the analysis of economies of scale and profitability was more appropriate in the context of the Board's consideration of the IMS Agreement, which was separately considered and renewed in its April 2010 Board meeting (See "Approval of Investment Management Services Agreement" above). Based on the foregoing, the Board, including all of the Independent Directors, concluded that fees payable under the Subadvisory Agreement were fair and reasonable in light of the extent and quality of services to be provided. In reaching this conclusion, no single factor was determinative.


--------------------------------------------------------------------------------
76  RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT

--------------------------------------------------------------------------------


PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.221.2450; contacting your financial intermediary; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
             RIVERSOURCE PARTNERS SMALL CAP VALUE FUND -- 2010 ANNUAL REPORT  77

RIVERSOURCE PARTNERS SMALL CAP VALUE FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by Columbia Management Investment Distributors,
                                Inc. (formerly known as RiverSource Fund Distributors,
                                Inc.), member FINRA, and managed by Columbia Management
                                Investment Advisers, LLC (formerly known as RiverSource
                                Investments, LLC).
                                (C)2010 Columbia Management Investment Advisers, LLC. All
(COLUMBIA MANAGEMENT LOGO)      rights reserved.                                                   S-6239 N (7/10)

Item 2. Code of Ethics.

     (a) The Registrant has-adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

     (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

     (c) During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

Item 3. Audit Committee Financial Expert.

     The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Managers Series, Inc. were as follows:

                       2010 - $51,770     2009 - $100,115

(b) Audit-Related Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered related to the semiannual financial statement review, the 2010 transfer agent 17Ad-13 review and the registrant's 2009 security count pursuant to Rule 17f-2 for RiverSource Managers Series, Inc. were as follows:

                        2010 - $1,894     2009 - $4,375

(c) Tax Fees. The fees for the year ended May 31, to Ernst & Young LLP for tax compliance related services rendered for RiverSource Managers Series, Inc. were as follows:

                        2010 - $8,904     2009 - $15,582

(d) All Other Fees. The fees for the year ended May 31, to Ernst & Young LLP for additional professional services rendered for RiverSource Managers Series, Inc. were as follows:

                            2010 - $0     2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2010 and 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended May 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                    2010 - $2,109,573     2009 - $595,963

(h) 100% of the services performed in item (g) above during 2010 and 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5. Audit Committee of Listed Registrants. Not applicable.

Item 6. Investments.

(a) The registrant's "Schedule 1 - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

     (a) The registrant's principal executive officer and principal financial officer, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

     (b) There was no change in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

     (a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR, is attached as Exhibit 99.CODE ETH.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

     (a)(3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) RiverSource Managers Series, Inc.


By /s/ J. Kevin Connaughton
   -----------------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date August 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ J. Kevin Connaughton
   -----------------------------------------
   J. Kevin Connaughton
   President and Principal Executive Officer

Date August 4, 2010


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date August 4, 2010